Registration Nos. 333-21975

811-08057

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

Post-Effective Amendment No. 34 to

FORM N-4

REGISTRATION STATEMENT
UNDER
THE SECURITIES ACT OF 1933	☒

and

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☒

(Check appropriate box or boxes)

THE GUARDIAN SEPARATE ACCOUNT E

(Exact Name of Registrant as Specified in Charter)

THE GUARDIAN INSURANCE & ANNUITY COMPANY, INC.

(Name of Depositor)

10 Hudson Yards

New York, New York 10001

(Address of Principal Executive Offices)

Depositor’s Telephone Number: (212) 598-8714

Patrick D. Ivkovich, Senior Counsel

The Guardian Insurance & Annuity Company, Inc.

10 Hudson Yards

New York, New York 10001

(Name and address of agent for service)

It is proposed that this filing will become effective (check appropriate box):

☐	immediately upon filing pursuant to paragraph (b) of Rule 485

☒	on May 1, 2024 pursuant to paragraph (b) of Rule 485

☐	60 days after filing pursuant to paragraph (a)(1) of Rule 485

☐	on (date) pursuant to paragraph (a)(1) of Rule 485

If appropriate, check the following box:

☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

The Registrant has registered an indefinite number of its securities under the Securities Act of 1933 pursuant to Rule 24f-2 under the Investment Company Act of 1940. The notice required for such rule for the Registrant’s most recent fiscal year was filed on March 14, 2024.

VARIABLE ANNUITY PROSPECTUS	Securities Act of 1933 File No. 333-21975
May 1, 2024

THE GUARDIAN INVESTOR RETIREMENT ASSET MANAGER

THIS PROSPECTUS describes an individual Flexible Premium Deferred Variable Annuity Contract. It contains important information that you should know before investing in the contract. Please read this prospectus carefully, along with the accompanying Fund prospectuses, and keep them for future reference.

The contract is issued by The Guardian Insurance & Annuity Company, Inc. (GIAC) through its Separate Account E (the Separate Account). This contract is an annuity contract and is a long-term investment vehicle designed for retirement purposes. It will also pay a death benefit if the Annuitant dies before Annuity Payments begin.

The minimum initial premium payment is $500. Your premiums may be invested in up to 20 Variable Investment Options or 19 Variable Investment Options and the fixed-rate option. Special limits apply to transfers out of the fixed-rate option.

Additional information about certain investment products, including variable annuities, has been prepared by the Securities and Exchange Commission’s staff and is available at Investor.gov.

These securities have not been approved or disapproved by the Securities and Exchange Commission or any state securities commission, nor has the Commission or any state securities commission passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

The contract is not a deposit or obligation of, or guaranteed or endorsed by, any bank or depository institution, and the contract is not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency, and involves investment risk, including possible loss of the principal amount invested.

CONTENTS

This variable annuity contract may not be available in all states or jurisdictions. This prospectus does not constitute an offering in any state or jurisdiction in which such offering may not lawfully be made. GIAC does not authorize any information or representations regarding the offering described in this prospectus except for information in this prospectus or the statement of additional information or in any supplement thereto or in any supplemental sales material authorized by GIAC.

SPECIAL TERMS USED IN THIS PROSPECTUS

Accumulation Period

The period between the issue date of the contract and the annuity commencement date.

Accumulation Unit

A measure used to determine the value of a contract owner’s interest under the contract before annuity payments begin. The contract has variable accumulation units and fixed accumulation units.

Accumulation Value

The value of all the accumulation units in the variable investment options and/or the fixed-rate option credited to a contract.

Annuitant

The person on whose life the annuity payments are based and on whose death, prior to the annuity commencement date, benefits under the contract are paid.

Annuity Commencement Date

The date on which annuity payments under the contract begin.

Annuity Payments

Periodic payments, either variable or fixed in nature, made by GIAC to the contract owner at monthly intervals after the annuity commencement date.

Annuity Unit

A measure used to determine the amount of any variable annuity payment.

Business Day

Each day the New York Stock Exchange is open for trading and GIAC is open for business.

Contract Anniversary Date

The annual anniversary measured from the issue date of the contract.

Contract Owner

You (or your); the person(s) or entity designated as the owner in the contract.

Customer Service Office Contact Center

For telephonic communications: Customer Service Office Contact Center 8:00 a.m. to 7:00 p.m. Eastern Time 1-888-GUARDIAN

(1-888-482-7342).

Funds

The open-end management investment companies, each corresponding to a variable investment option. The Funds are listed on the front cover of this prospectus.

Good Order

Notice from any party authorized to initiate a transaction under this contract, received in a format satisfactory to GIAC at its Mailing Address, that contains all information required by GIAC to process that transaction. For telephone transfer instructions, good order also means that the telephone call must be received on a business day and completed no later than the close of the New York Stock Exchange, generally 4:00 p.m. Eastern time, on that day in order to receive that day’s unit value.

Mailing Address

The Guardian Insurance & Annuity Company, Inc.

Individual Markets, Annuities

P.O. Box 981592

El Paso, TX 79998-1592

Valuation Period

The time period from the determination of one accumulation unit and annuity unit value to the next.

Variable Investment Options

The Funds underlying the contract are the variable investment options – as distinguished from the fixed-rate option – available for allocations of net premium payments and accumulation values.

SPECIAL TERMS USED IN THIS PROSPECTUS	PROSPECTUS	1

IMPORTANT INFORMATION YOU SHOULD CONSIDER ABOUT THE CONTRACT

An investment in the contract is subject to fees, risks, and other important considerations, some of which are briefly summarized in the following table. You should review the prospectus for additional information about these topics.

Fees and Expenses				Location in Prospectus
Charges for Early Withdrawals

If you withdraw money during the first 7 years following your last premium payment, you may be assessed a surrender charge of up to 7% of the premium withdrawn, declining to 0% over that time period.

For example, if you make an early withdrawal, you could pay a surrender charge of up to $7,000 on a $100,000 investment.

Financial Information – Contract Costs and Expenses
Transaction Charges

In addition to surrender charges, you also may be charged for the following transactions: transfers of cash value between investment options, which include the Variable Investment Options and the fixed-rate option.

Transfer Fee. We reserve the right to impose a maximum fee of $25 per transfer, if you make more than one transfer per quarter.

Financial Information – Contract Costs and Expenses
Ongoing Fees and Expenses (annual charges)

The table below describes the fees and expenses that you may pay each year, depending on the options you choose. Please refer to your contract specifications page for information about the specific fees you will pay each year for other options you have elected.

Financial Information – Contract Costs and Expenses
	Annual Fee	Minimum	Maximum
	Base Contract[1]	1.25%	1.25%
	Investment Fund options (portfolio company fees and expenses)[2]	0.41%	1.76%
	Optional benefits available for an additional benefits charge (for a single optional benefit if elected)[3]	0.20%	0.25%
[1] As a percentage of value in the Separate Account.
[2] As a percentage of Fund net assets.
[3] The fee shown is calculated as a percentage of the value in the Separate Account.

Because your contract is customizable, the choices you make affect how much you will pay. To help you understand the cost of owning your contract, the following table shows the lowest and highest cost you could pay each year, based on current charges. This estimate assumes that you do not take withdrawals from the contract, which could add surrender charges that substantially increase costs.

	Lowest Annual Cost $1,892	Highest Annual Cost $2,722
	Assumes:	Assumes:
	• Investment of $100,000	• Investment of $100,000
	• 5% annual appreciation	• 5% annual appreciation
	• Least expensive combination of contract class, fund fees and expenses	• Most expensive combination of optional benefits and fund fees and expenses
• No optional benefits

	• No additional purchase payments, transfers, or withdrawals	• No additional purchase payments, transfers, or withdrawals
	• No sales charges	• No sales charges

2	PROSPECTUS	IMPORTANT INFORMATION YOU SHOULD CONSIDER ABOUT THE CONTRACT

Risks		Location in Prospectus
Risk of Loss	You can lose money by investing in this contract including loss of principal.	Principal Risks
Not a Short-Term Investment

This contract is not a short-term investment and is not appropriate for an investor who needs ready access to cash.

Surrender charges may apply for 7 years following the payment of the initial premium and any subsequent premiums. Surrender charges will reduce the value of your contract if you withdraw money during that time.

The benefits of tax deferral and living benefit protection also mean the contract is more beneficial to investors with a long time horizon.

Principal Risks
Risks Associated with Investments

• An investment in this contract is subject to the risk of poor investment performance and can vary based on the investment options available under the contract.

• Each investment option, including the fixed-rate option, has its own unique risks.

• You should review the prospectuses for the available funds before making an investment decision.

Principal Risks
Insurance Company Risks	An investment in the contract is subject to the risks related to us, as the Depositor. Any obligations (including under the fixed-rate option), guarantees, and benefits of the contract are subject to our claims-paying ability. If we experience financial distress, we may not be able to meet our obligations to you. More information about GIAC, including our financial strength ratings, is available by contacting us at 1-888-482-7342.	Principal Risks

Restrictions		Location in Prospectus
Investments

• We reserve the right to impose a charge for transfers among investment options in excess of one per quarter.

• We may limit transfers based on frequent trading activity.

• We reserve the right to remove or substitute the Variable Investment Options that are available as investment options under the contract.

• You may choose to invest in a maximum of 20 of the 34 Variable Investment Options or 19 of the Variable Investment Options and the fixed-rate option, if available, at any time.

The Accumulation Period
Optional Benefits

• Certain optional benefits limit or restrict the investment options that you may select under the contract. We may change these restrictions in the future.

• Certain optional benefits generally limit subsequent purchase payments.

• Withdrawals may reduce the value of an optional benefit by an amount greater than the value withdrawn, which could significantly reduce the value or even terminate the benefit.

• Optional benefits are only available at the time you purchase your contract.

Other Contract Features

IMPORTANT INFORMATION YOU SHOULD CONSIDER ABOUT THE CONTRACT	PROSPECTUS	3

Taxes		Location in Prospectus
Tax Implications

• You should consult with a tax professional to determine the tax implications of an investment in and payments received under this contract.

• If you purchase the contract through a tax-qualified plan or individual retirement account, you do not get any additional tax deferral.

• You will generally not be taxed on increases in the value of the contract until they are withdrawn. Withdrawals will be subject to ordinary income tax, and may be subject to tax penalties if you take a withdrawal before age 59 1⁄2.

Financial Information – Federal tax matters

Conflicts of Interest		Location in Prospectus
Investment Professional Compensation	Your investment professional may receive compensation for selling this contract to you, in the form of commissions, additional cash benefits (e.g., bonuses), and non-cash compensation. This conflict of interest may influence your investment professional to recommend this contract over another investment for which the investment professional is not compensated or compensated less.	Your rights and responsibilities – Distribution of the contract
Exchanges	If you already own an insurance contract, some investment professionals may have a financial incentive to offer you a new contract in place of the one you own. You should only exchange a contract you already own if you determine, after comparing the features, fees, and risks of both contracts, that it is better for you to purchase the new contract rather than continue to own your existing contract.	Buying a contract

Overview of the Contract

Purpose. The contract is a variable annuity contract. It allows you to accumulate tax-deferred savings in our Variable Investment Options and the fixed-rate option. The contract is intended for retirement savings or other long-term investment purposes. The contract has various optional features and benefits that may be appropriate for you based on your financial situation and objectives. The contract also offers certain death benefit features, which can be used to transfer assets to your beneficiaries. The contract is not intended for people who may need to make early or frequent withdrawals, and may not be appropriate for you if you do not have a long-term investment horizon. The contract is no longer available for new sales.

Phases of the Contract. The contract has two phases, the Accumulation Period and the annuity period. During the Accumulation Period, earnings accumulate on a tax-deferred basis and are taxed as income when you make a withdrawal. This contract allows you to allocate your Net Premium payments and Accumulation Value to Variable Investment Options, each of which has its own investment strategies and risks; investment adviser(s); expense ratio; and performance history; and the fixed-rate option, which guarantees a fixed rate of interest. A list of Variable Investment Options in which you can invest is provided in Appendix A: Funds Available Under the Contract to this Prospectus.

On an agreed date, you will start receiving regular payments based on the Accumulation Value of your contract. This is the annuity period. The amount of the Annuity Payments will depend on earnings during the Accumulation Period, and afterward if you select a variable annuity option. Once your contract is annuitized your withdrawal rights, death benefits and living benefits under the Accumulation Period terminate.

Contract Features. Below is a brief summary of the contract’s primary features and options.

4	PROSPECTUS	IMPORTANT INFORMATION YOU SHOULD CONSIDER ABOUT THE CONTRACT

Accessing your Money. Before the annuity period, you can withdraw money from your contract at any time. If you take a withdrawal, you may have to pay a surrender charge and/or income taxes, including a tax penalty if you are younger than age 59 1⁄2.

Tax Treatment. You can transfer money among investment options without tax implications, and earnings (if any) on your investments are generally tax-deferred. You are only subject to tax upon: (1) making a withdrawal; (2) receiving a payment from us; or (3) payment of a death benefit.

Death Benefits. If you or another person named as the Annuitant, should die before Annuity Payments begin, then we pay a death benefit to the beneficiary. You also have the option of purchasing an enhanced death benefit rider that may provide a greater death benefit.

Optional Living Benefits. We offer an optional living benefit rider that, for an additional charge, provides that your Accumulation Value on the tenth Contract Anniversary Date is at least equal to your initial premium payment (adjusted for any partial withdrawals and excluding investment credits).

Additional Services.

Dollar Cost Averaging Programs. These programs allow you to systematically transfer a set amount each month between certain Variable Investment Options and the fixed-rate option.

Portfolio Rebalancing. This program directs us to automatically transfer amounts among your Variable Investment Options to return them to the designated percentages when any percentage exceeds or is less than your chosen percentages.

Systematic Withdrawals. This program allows you to receive regular automatic withdrawals from your Contract either monthly, quarterly, semi-annual or annual basis.

IMPORTANT INFORMATION YOU SHOULD CONSIDER ABOUT THE CONTRACT	PROSPECTUS	5

EXPENSE TABLES

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering or making partial withdrawals from the contract. The first table describes the fees and expenses that you will pay at the time that you buy the contract, surrender the contract, make partial withdrawals from the contract or transfer cash value among investment options. State annuity taxes may also be deducted.*

TRANSACTION EXPENSES

Sales Load Imposed on Purchases (as a percentage of purchase payments):	None
Deferred Sales Load (or Surrender Charge) (as a percentage of purchase payments or amount surrendered, as applicable):	7% of total premiums declining annually[1]

Number of full years completed since premium payment made	Contingent deferred sales charge (surrender charge) percentage
0	7%
1	6%
2	5%
3	4%
4	3%
5	2%
6	1%
7+	0% and thereafter
Exchange Fee:	Maximum: $25 Current: $0

* If you reside in a state that requires us to deduct an annuity tax, this tax can range from 0.5% to 3.5% of the contract Accumulation Value, depending on the state requirements.

1 The contingent deferred sales charge (surrender charge) is assessed on premiums withdrawn that were paid into your contract during the previous seven years. You may withdraw in each contract year, without a contingent deferred sales charge (surrender charge), the greater of: (i) the excess of the Accumulation Value on the date of withdrawal over the aggregate Net Premium payments that have not been previously withdrawn, or (ii) 10% of the total premium payments made, minus the aggregate amount of all prior partial withdrawals made in the contract year.

There is a partial withdrawal charge that applies to partial withdrawals during the annuity period in excess of one per quarter. This charge is the lesser of $25 or 2% of the partial withdrawal amount. Partial withdrawals are only available during the annuity period if you choose one of the two payments to 100 annuity payout options or the period certain annuity payout option. Please see Financial information: Contract costs and expenses, for more information.

6	PROSPECTUS	EXPENSE TABLES

The next table describes the fees and expenses that you will pay each year during the time that you own the contract, not including the fees and expenses of the underlying Funds associated with the Variable Investment Options.

Annual Contract Expenses:
Administrative Expenses:
$35.00*
•	The annual contract fee may be lower where required by state law. This fee is waived for contracts with an Accumulation Value of $100,000 or more.

Base Contract Expenses:

(as a percentage of daily net asset value)

1.25%

Optional Benefit Expenses:

OPTIONAL DEATH BENEFIT EXPENSES

(as a percentage of daily net asset value)

7 year Enhanced Death Benefit (7yrEDB)	0.20%
Earnings Benefit (EB)	0.25%
Contract Anniversary Enhanced Death Benefit (CAEDB)	0.25%
OPTIONAL LIVING BENEFIT RIDER EXPENSE	0.25%

The next item shows the minimum and maximum total operating expenses charged by the Funds that you may pay periodically during the time that you own the contract. A complete list of Funds available under the contract, including their annual expenses, may be found in Appendix A at the back of this Prospectus.

ANNUAL PORTFOLIO COMPANY EXPENSES*

(expenses that are deducted from Portfolio Company assets, including management fees, distribution and/or service (12b-1) fees, and other expenses)

Minimum	Maximum
0.41%	1.76%

EXPENSE TABLES	PROSPECTUS	7

Expense Examples

These Examples are intended to help you compare the cost of investing in the contract with the cost of investing in other variable annuity contracts. These costs include the Contract Owner transaction expenses, contract fees, separate account annual expenses and underlying mutual fund fees and expenses.

The Examples assume you invested $100,000 in the contract for the time period indicated. The Examples also assume that your investment has a 5% return each year and assume: a) 1.76% maximum and (b) 0.41% minimum fees and expenses of any of the underlying mutual funds. Although your actual costs may be higher or lower, based on those assumptions, your cost would be:

Chart 1. Chart 1 below assumes you select the Basic Contract with the Contract Anniversary Enhanced Death Benefit, Living Benefit and Earnings Benefit Riders, which is the most expensive way to purchase the contract. In this example, you surrender your contract at the end of the applicable time period.

Time Periods

1 Year	3 Year	5 Year	10 Year
$10,983	$9,064	$7,146	$4,360
$ 9,566	$7,690	$5,821	$3,178

Chart 2. Chart 2 below assumes you select the Basic Contract with the Contract Anniversary Enhanced Death Benefit, Living Benefit and Earnings Benefit Riders, which is the most expensive way to purchase the contract. In this example, you annuitize your contract or you do not surrender your contract at the end of the applicable time period:

Time Periods

1 Year	3 Year	5 Year	10 Year
$3,983	$4,064	$4,146	$4,360
$2,566	$2,690	$2,821	$3,178

Chart 3. Chart 3 below assumes you select the Basic Contract without any Riders, which is the least expensive way to purchase the contract. In this example, you surrender your contract at the end of the applicable time period:

Time Periods

1 Year	3 Year	5 Year	10 Year
$10,196	$8,311	$6,430	$3,748
$ 8,778	$6,892	$5,014	$2,355

Chart 4. Chart 4 assumes you select the Basic Contract without any Riders, which is the least expensive way to purchase the contract. In this example, you annuitize your contract or you do not surrender your contract at the end of the applicable time period:

Time Periods

1 Year	3 Year	5 Year	10 Year
$3,196	$3,311	$3,430	$3,748
$1,778	$1,892	$2,014	$2,355

8	PROSPECTUS	EXPENSE TABLES

Principal Risks of Investing in the Contract

Unsuitable as Short-Term Savings Vehicle. The contract is intended for retirement savings or other long-term investment purposes. It is not suitable as a short-term savings vehicle. This means if you plan to withdraw money or surrender the contract for short-term needs, it may not be the right contract for you. A charge may be assessed on withdrawals and surrenders, and it could be substantial. Please discuss your insurance needs and financial objectives with your registered representative.

Investment Risk. You bear the risk of any decline in the Accumulated Value of your contract resulting from the performance of the Variable Investment Options you have chosen. The Accumulated Value could decline very significantly, and there is a risk of loss of the entire amount invested. This risk varies with each Variable Investment Option. This risk could have a significant negative impact on certain benefits and guarantees under the contract. The investment risks are described in the prospectuses for the Variable Investment Option.

Investment Restrictions – Opportunity Risks. Generally, the living benefit rider imposes restrictions and limitations on your choice of Variable Investment Options. These restrictions and requirements are intended to protect us and reduce the likelihood that we will have to pay guaranteed benefits under the riders out of our own assets. The restrictions and requirements could result in your missing out on some or all positive investment performance by certain of the portfolio companies – this means your opportunity for investment gains may be limited.

Insurance Company Insolvency. It is possible that we could experience financial difficulty in the future and even become insolvent, and therefore unable to provide all of the guarantees and benefits that we promise.

Tax Consequences. Withdrawals are generally taxable (to the extent of any earnings in the contract), and prior to age 59 1⁄2 a tax penalty may apply. In addition, even if the contract is held for years before any withdrawal is made, the withdrawals are taxable as ordinary income rather than capital gains.

Business Continuity. Our variable product business is highly dependent upon our employees and the employees of our service providers and business partners being able to perform their job responsibilities, so our business is potentially susceptible to risks that impact employees and could adversely affect our ability to continue to conduct business. These risks include among other things, natural and man-made disasters and catastrophes, such as (but not limited to) storms, fires, floods, earthquakes, public health crises, malicious acts, and terrorist acts. A natural or man-made disaster or catastrophe, including a pandemic (such as COVID-19), could affect the ability or willingness of employees to perform their job responsibilities. Even if our employees and the employees of our service providers are able to work remotely, those working arrangements could result in our business operations being less efficient than under normal circumstances and could lead to delays in our processing of contract-related transactions. Such catastrophic events may also negatively affect the computer and other systems we rely upon, impact our ability to calculate accumulation unit values, or have other possible negative impacts. There can be no assurance that we or our service providers will be able to successfully avoid negative impacts associated with natural and man-made disasters and catastrophes.

Cyber-Security. Our variable product business is highly dependent upon our computer systems and those of our business partners, so our business is potentially susceptible to risks resulting from a cyber-attack. These risks include, among other things, the theft, misuse, corruption and destruction of data maintained online or digitally, operational disruption, and unauthorized release of confidential customer information. A cyber-attack may adversely affect us and your contract value by, for example, interfering with our processing of contract transactions or our ability to calculate unit values, or causing the release and possible destruction of confidential customer or business information. Cyber security risks may also impact the issuers of securities in which the underlying Funds invest, which may cause the Funds underlying your contract to lose value. While we will continue to take steps to keep our systems safe, there can be no assurance that we or the underlying Funds or our service providers will avoid losses due to cyber-attacks or information security breaches.

EXPENSE TABLES	PROSPECTUS	9

THE GUARDIAN INSURANCE &

ANNUITY COMPANY, INC.

The Guardian Insurance & Annuity Company, Inc. (GIAC) is a stock life insurance company incorporated in the state of Delaware in 1970. GIAC, which issues the contracts offered with this prospectus, is licensed to conduct an insurance business in all 50 states of the United States and the District of Columbia. The company had total admitted assets (Statutory basis) of over $11.7 billion as of December 31, 2023. Its financial statements appear in the Statement of Additional Information.

GIAC’s executive office is located at 10 Hudson Yards New York, New York 10001. The mailing address for GIAC is P.O.Box 981592, El Paso, TX 79998-1592.

GIAC is wholly owned by The Guardian Life Insurance Company of America (Guardian Life), a mutual life insurance company organized in the State of New York in 1860. As of December 31, 2023, Guardian Life had total admitted assets (Statutory basis) in excess of $80.2 billion. Guardian Life does not issue the contracts offered under this prospectus and does not guarantee the benefits they provide.

10	PROSPECTUS	EXPENSE TABLES

BUYING A CONTRACT

THE PURCHASE PROCESS

If you would like to buy a contract, you must complete and sign the application form. You or your agent then must send it, along with your initial premium payment, by regular U.S. mail to the following address:

The Guardian Insurance & Annuity Company, Inc.

Individual Markets, Annuities

P.O. Box 981592

El Paso, TX 79998-1592

If you wish to send your application or other paperwork and payment by certified, registered or express mail, please address it to:

The Guardian Insurance & Annuity Company, Inc.

Individual Markets, Annuities

5951 Luckett Ct, Bldg A

El Paso, TX 79932

Our decision to accept or reject your application is based on administrative rules such as whether you have completed the form completely and accurately. We have the right to reject any application or initial premium payment for any reason.

If we accept your application as received, we will credit your Net Premium payment to your new contract within two Business Days. If your application is not complete within five Business Days of our receiving it, we will return it to you along with your payment.

If you are considering purchasing a contract with the proceeds of another annuity or life insurance contract, it may not be advantageous to replace the existing contract by purchasing this contract. A variable annuity is not a short-term investment.

PAYMENTS

We require a minimum initial premium payment of $500. Thereafter, the minimum additional payment is $100. However, if you purchase a contract through an employer payroll deduction plan, we will accept purchase payments below $100. We will not accept an initial premium payment greater than $2,000,000 without prior permission from an authorized officer of GIAC. Without our written consent, total flexible premium payments made in any contract year after the first may not exceed $1,000,000.

Pursuant to tax regulations, the contract is not available for purchase under a 403(b) plan and we do not accept additional premiums or transfers to existing 403(b) contracts.

Tax Free ‘Section 1035’ Exchanges

You can generally exchange one annuity contract for another in a tax-free exchange under Section 1035 of the Internal Revenue Code. Before making an exchange you should compare both contracts carefully. Remember that if you exchange another contract for the one described in this prospectus, you might have to pay a surrender charge and tax, including a possible penalty tax, on your old contract, and there will be a new surrender charge period for this contract and other charges may be higher (or lower) and the benefits may be different. You should not exchange another contract for this one unless you determine, after knowing all the facts, that the exchange is in your best interest and not just better for the person trying to sell you this contract (that person will generally earn a commission if you buy this contract through an exchange or otherwise).

BUYING A CONTRACT	PROSPECTUS	11

THE ACCUMULATION PERIOD

HOW WE ALLOCATE YOUR PREMIUM PAYMENTS

After we receive your initial premium payment and issue a contract to you, we will credit subsequent Net Premium payments to your contract on the same day we receive them, provided we receive them prior to the close of our regular Business Day in Good Order.

If we receive your payment on a non-business day, or after our close, we will credit it on the next Business Day. If required in your state or municipality, annuity taxes are deducted from your payment before we credit it to your contract. We call the amount remaining after this deduction the Net Premium payment.

If you cancel a premium payment or your premium payment is returned for insufficient funds, we reserve the right to reverse the investment options chosen. You may also be responsible for any losses or fees imposed by your bank and losses that may be incurred as a result of any decline in the value of the investment options chosen.

We use your Net Premium payments to purchase accumulation units in the Variable Investment Options you have chosen or in the fixed-rate option, according to your instructions in the application or as later changed. The prices of accumulation units are set daily because they change along with the share values of the underlying Funds also includes the daily portion of Separate Account applicable to your contract and any riders chosen. See the Separate Account Level Annual Expenses table under the Expense Tables section. The amount you pay for each unit will be the next price calculated after we receive and accept your payment.

The value of accumulation units will vary as you earn interest in the fixed-rate option or as the value of investments rises and falls in the Variable Investment Options.

You can change your investment option selections or your percentage allocations by notifying us in writing. We will apply your new instructions to subsequent Net Premium payments after we receive and accept them. Please remember that you cannot invest in more than 20 Variable Investment Options, or 19 Variable Investment Options and the fixed-rate option, at any given time.

AUTOMATED PURCHASE PAYMENTS

You may elect to participate in our automated payment program by authorizing your bank to deduct money from your checking account to make monthly purchase payments. We will debit your checking account on the 15th of each month or the next Business Day if the 15th is not a Business Day. You tell us the amount of the monthly purchase payment and specify the effective date on our authorization form. You may request to participate, change the amount of your purchase payments, change bank accounts or terminate the program at any time prior to the first of the month for your requested transaction to be processed for that month. For IRAs, the maximum monthly purchase payment is 1/12th of your allowable annual contribution.

12	PROSPECTUS	ACCUMULATION PERIOD

THE SEPARATE ACCOUNT

GIAC has established a Separate Account, known as Separate Account E, to receive and invest your premium payments in the Variable Investment Options. The Separate Account has 34 investment divisions, corresponding to the 34 Funds available to you. The performance of each division is based on the Fund in which it invests.

The Separate Account was established by GIAC on September 26, 1996. It is registered as a unit investment trust under the Investment Company Act of 1940 (the 1940 Act) and meets the definition of a separate account under federal securities laws. State insurance law provides that the assets of the Separate Account equal to its reserves and other liabilities are not chargeable with GIAC’s obligations except those under annuity contracts issued through the Separate Account. Income, gains and losses of the Separate Account are kept separate from other income, gains or losses of GIAC and other separate accounts.

Each investment division is administered and accounted for as part of the general business of GIAC. Under Delaware law, the income and capital gains or capital losses of each investment division, whether realized or unrealized, are credited to or charged against the assets held in that division according to the terms of each contract, without regard to other income, capital gains or capital losses of the other investment divisions or of GIAC. Contract obligations are GIAC’s responsibility. According to Delaware insurance law, the assets of the Separate Account are not chargeable with liabilities arising out of any other business GIAC may conduct. Please see Financial Information: Federal tax matters.

We have the right to make changes to the Separate Account, to the investment divisions within it, and to the Fund shares they hold. We may make these changes for some or all contracts. These changes must be made in a manner that is consistent with laws and regulations. When necessary, we’ll use this right to serve your best interests and to carry out the purposes of the contract. Possible changes to the Separate Account and the investment divisions include:

•	deregistering the Separate Account under the 1940 Act,

•	operating the Separate Account as a management investment company, or in another permissible form,

•	combining two or more Separate Accounts or investment divisions,

•	transferring assets between investment divisions, or into another Separate Account, or into GIAC’s general account,

•	modifying the contracts where necessary to preserve the favorable tax treatment that Owners of variable annuities currently receive under the Internal Revenue Code,

•	eliminating the shares of any of the Funds and substituting shares of another appropriate Fund (which may have different fees and expenses or may be available/closed to certain purchasers), and

•	adding to or suspending your ability to make allocations or transfers into any variable investment option or the fixed-rate option.

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In addition, a Fund in which an investment division invests may terminate its agreement with us and discontinue offering its shares to that investment division.

VARIABLE INVESTMENT OPTIONS

You may choose to invest in a maximum of 20 of the 34 Variable Investment Options or 19 of the Variable Investment Options and the fixed-rate option at any time. Each Fund is an open-end management investment company, registered with the Securities and Exchange Commission under the 1940 Act.

Each underlying Fund is an open-end management investment company, registered with the Securities and Exchange Commission under the 1940 Act. The Funds have different investment objectives which influence their risk and return. Information regarding each Variable Investment Option, including its name, its type (e.g., money market fund, bond fund, balanced fund, etc.) or a brief statement concerning its investment objective, its investment adviser and any sub-adviser, current expenses and performance is available in Appendix A: Funds Available Under the Contract. Each Fund has issued a prospectus that contains more detailed information about the Fund.

Some of these Funds are available under other separate accounts supporting variable annuity contracts and variable life insurance policies of GIAC and other companies. We do not anticipate any inherent conflicts with these arrangements. However, it is possible that conflicts of interest may arise in connection with the use of the same Funds under both variable life insurance policies and variable annuity contracts, or under variable contracts that are issued by different companies. While the Board of Directors of each Fund monitors activities in an effort to avoid or correct any material irreconcilable conflicts of interest arising out of this arrangement, we may also take actions to protect the interests of our Contract Owners. See the Fund prospectuses for more information about possible conflicts of interest.

Selection of Funds

The Funds offered through this product were selected by GIAC based on various factors, including but not limited to asset class coverage, the strength of the advisor’s or sub-advisor’s reputation and tenure, brand recognition, investment performance, and the capability and qualification of each investment firm. Another factor that we may consider is whether the Fund or its advisor or other service providers provide any revenue to us and the amount of any such revenue (discussed above). In addition, we may include certain Funds, such as the Victory High Yield VIP Series, because they are managed or advised by one of our affiliates. We may also consider whether and to what extent the fund’s advisor or an affiliate distribute or provide marketing support for the contracts.

You are responsible for choosing your investment options, and the amounts allocated to each, that are appropriate for your own individual circumstances and your investment goals, financial situation, and risk

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tolerance. Since investment risk is borne by you, decisions regarding investment allocations should be carefully considered. We encourage you to thoroughly investigate all of the information regarding the Funds that is available to you, including the fund’s prospectus, statement of additional information, and annual and semi-annual shareholder reports. Other sources such as the fund’s website or newspapers and financial and other magazines may provide more current information, including information about any regulatory actions or investigations relating to the Funds. After you select investment options for your initial premium payment, you should monitor and periodically re-evaluate your allocations to determine if they are still appropriate.

You bear the risk of any decline in the value of your contract resulting from the investment performance of the Funds you have chosen.

We do not recommend or endorse any particular Fund and we do not provide investment advice.

ADDITION, DELETION, OR SUBSTITUTION OF FUNDS

We do not guarantee that each Fund will always be available for investment through a contract. We reserve the right, subject to compliance with applicable law, to add new Funds or Fund classes, close existing Funds or Fund classes, or substitute Fund shares that are held by any investment division of the Separate Account for shares of a different Fund. New or substitute Funds may have different fees and expenses and their availability may be limited to certain classes of purchasers. We will not add, delete or substitute any shares attributable to your interest in a division of the Separate Account without notice to you and prior approval of the SEC, to the extent required by the 1940 Act or other applicable law. We may also decide to purchase for the Separate Account securities from other Funds. We reserve the right to transfer Separate Account assets to another separate account that we determine to be associated with the class of contracts to which this contract belongs.

FIXED-RATE OPTION

The fixed-rate option is not registered under the Securities Act of 1933 or as an investment company under the 1940 Act, and is therefore not subject to the provisions or restrictions of these Acts. However, the following disclosure about the fixed-rate option may be subject to certain generally applicable provisions of the federal securities laws regarding the accuracy and completeness of statements not in prospectuses. The fixed-rate option may not be available for allocation in all states in which the contracts are available. We reserve the right to suspend, discontinue or otherwise restrict the availability of the fixed-rate option for payments under new or existing contracts.

In the fixed-rate option, we guarantee that the Net Premium payments you invest will earn daily interest at a minimum annual rate of 3%. You can allocate all of your Net Premium payments to this option, or you may choose it as one of your investment selections. The value of your Net Premiums

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When you buy a contract, please note:

•	You can choose up to 20 investment options at any one time.

•	If you select the fixed-rate option, you are limited to an additional 19 variable options.

•	There are no initial sales charges on the premium payments that you allocate to the Variable Investment Options.

•	All of the dividends and capital gains distributions that are payable to Variable Investment Options are reinvested in shares of the applicable Fund at the current net asset value.

•	When the annuity period of the contract begins, we will apply your Accumulation Value to a payment option in order to make Annuity Payments to you.

•	You can arrange to transfer your investments among the options or change your future allocations by notifying us in writing at our Mailing Address or by telephone at our Customer Service Contact Center. Currently, there is no fee for this, but we reserve the right to charge a fee, to limit the number of transactions or otherwise restrict transaction privileges. Please see the Transfers section for more information on fees and restrictions on transfers.

•	You can change Beneficiaries as long as the Annuitant is living.

invested in the fixed-rate option does not vary with the investment experience of any Fund. The money that you put into your fixed-rate option becomes part of GIAC’s general assets.

At certain times we may choose to pay interest at a rate higher than 3%, but we aren’t obliged to do so. Higher interest rates are determined at our discretion, and we can change them prospectively without notice. We don’t use a specific formula to determine interest rates; rather we consider such factors as general economic trends, current rates of return on our general account investments, regulatory and tax requirements, and competitive factors. The rate of interest we pay hasn’t been limited by our Board of Directors.

Here are some of the important conditions that apply when we pay interest on your investments in the fixed-rate option:

•	The initial interest rate that we credit to your premiums or transfers will be whatever rate is in effect on the date the amounts are allocated to the fixed-rate option.

•	This interest rate will continue until the next Contract Anniversary date (unless you have elected Dollar Cost Averaging from the fixed-rate option over a shorter period of time).
•	At that time, all payments and transfers allocated to the fixed-rate option during the previous year, together with interest earned, will be credited with the rate of interest in effect on the renewal date, known as the renewal rate.

•	The renewal rate will be guaranteed until the next Contract Anniversary date.

If your state’s insurance department permits, your contract may have what’s known as a bailout rate. If the renewal rate set on any Contract Anniversary date is less than the bailout rate, you can withdraw all or part of the money you have invested for at least one year in the fixed-rate option from the contract without incurring a deferred sales charge. We must receive your written request in Good Order for such a withdrawal at our Mailing Address within 60 days after the Contract Anniversary.

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TRANSFERS

You can transfer money among Variable Investment Options or change your future percentage allocations to options both before and after the date Annuity Payments begin. You can also transfer to and from the fixed-rate option, but only before the date Annuity Payments begin. Transfers are subject to certain conditions, which are described below.

If you are considering a transfer or change in your allocations, be sure to look into each option carefully and make sure your decisions will help you to achieve your long-term investment goals.

During the Accumulation Period and up to 30 days before the date Annuity Payments are scheduled to begin, you can transfer all or part of your Accumulation Value among the contract options. These transfers are subject to the following rules:

•	We permit transfers from the fixed-rate option to any variable investment option only once each contract year, during the 30 days beginning on the Contract Anniversary date. There is an exception for the dollar cost averaging feature: amounts that have been in the fixed-rate option longest will be transferred out first. The maximum yearly transfer from the fixed-rate option is the greater of the following:

–	33 1⁄3% of the amount in the fixed-rate option on the applicable Contract Anniversary date, or
–	$10,000, or
–	the total dollar amount transferred from the fixed-rate option in the previous contract year multiplied by 1.15.

•	Each transfer involving the Variable Investment Options will be based on the Accumulation Unit value that is next calculated after we have received proper transfer instructions from you.

We will implement a transfer or changes to your allocations upon receiving your written, telephone or electronic instructions in Good Order. If we receive your transfer request on a Business Day before the close of the New York Stock Exchange, generally 4:00 p.m. Eastern time, you will receive that day’s unit values. Your telephone transfer instructions will be considered received before 4:00 p.m. if the telephone call is completed no later than 4:00 p.m.

After the date Annuity Payments begin, if you have a variable annuity option you can transfer all or part of the value of your annuity among the Variable Investment Options only once each month. No fixed-rate option transfers are permitted.

Transfers

You generally can transfer money among Variable Investment Options both before and after the date Annuity Payments begin. You can also transfer to and from the fixed-rate option, but only before the date Annuity Payments are scheduled to begin.

Personal security

When you call us, we will require identification of your contract as well as your personal security code. We may accept transfer or changes to future allocation instructions from anyone who can provide us with this information. Neither GIAC, Park Avenue Securities LLC, nor the Funds will be liable for any loss, damage, cost or expense resulting from a telephone or electronic request we reasonably believe to be genuine. As a result, you assume the risk of unauthorized or fraudulent telephone or electronic transactions. We may record telephone conversations without disclosure to the caller. See Telephonic and Electronic Services.

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FREQUENT TRANSFERS AMONG THE VARIABLE INVESTMENT OPTIONS

Frequent or unusually large transfers may dilute the value of the underlying Fund shares if the trading takes advantage of any lag between a change in the value of an underlying fund’s portfolio securities and the reflection of that change in the underlying fund’s share price. This strategy, sometimes referred to as “market timing,” involves an attempt to buy shares of an underlying Fund at a price that does not reflect the current market value of the portfolio securities of the underlying Fund, and then to realize a profit when the shares are sold the next Business Day or thereafter. In addition, frequent transfers may increase brokerage and administrative costs of the underlying Funds, and may disrupt an underlying fund’s portfolio management strategy, requiring it to maintain a relatively higher cash position and possibly resulting in lost opportunity costs and forced liquidations of securities held by the Fund.

GIAC endeavors to protect long-term Contract Owners by maintaining policies and procedures to discourage frequent transfers among investment options under the contracts, and has no arrangements in place to permit any Contract Owner to engage in frequent transfer activity. If you wish to engage in such strategies, do not purchase this contract.

If we determine that you are engaging in frequent transfer activity among investment options, we may, without prior notice, limit your right to make transfers or allocation changes. We monitor for frequent transfer activity among the Variable Investment Options based upon established parameters that are applied consistently to all Contract Owners. Such parameters may include, without limitation, the length of the holding period between transfers, the number of transfers in a specified period, the dollar amount of transfers, and/or any combination of the foregoing. We do not apply our policies and procedures to discourage frequent transfers to dollar cost averaging programs or any asset rebalancing programs.

If transfer activity violates our established parameters, we will apply restrictions that we reasonably believe will prevent any harm to other Contract Owners and persons with material rights under a contract. This may include applying the restrictions to any contracts that we believe are related (e.g., two contracts with the same owner or owned by spouses or by different partnerships or corporations that are under common control). The restriction that we currently apply is to limit the number of transfers to not more than once every 30 days. We may change this restriction at any time and without prior notice. We will not grant waivers or make exceptions to, or enter into special arrangements with, any Contract Owners who violate these parameters. If we impose any restrictions on your transfer activity, we will notify you in writing. Restrictions that we may impose, subject to certain contract provisions that are required and approved by state insurance departments, include, without limitation:

•	limiting the frequency of transfers to not more than once every 30 days;

•	imposing a fee of $25 per transfer, if you make more than twelve transfers within a contract year;

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•	requiring you to make your transfer requests in writing through the U.S. Postal Service, or otherwise restricting electronic or telephone transaction privileges;

•	refusing to act on instructions of an agent acting under a power of attorney on your behalf;

•	refusing or otherwise restricting any transaction request that we believe alone, or with a group of transaction requests, may have a harmful effect;

•	impose a holding period between transfers; or

•	implementing and imposing on you any redemption fee imposed by an underlying Fund.

We currently do not impose redemption fees on transfers or expressly limit the number or frequency of transfers. Redemption fees, transfer limits, and other procedures may be more or less successful than ours in deterring or preventing harmful transfer activity. In the future, some underlying Funds may begin imposing redemption fees on short-term trading (i.e., redemptions of mutual fund shares within a certain number of Business Days after purchase). We reserve the right to administer and collect any such redemption fees on behalf of the Funds.

Please note that the limits and restrictions described here are subject to GIAC’s ability to monitor transfer activity. Our ability to detect harmful transfer activity may be limited by operational and technological systems, as well as by our ability to predict strategies employed by Contract Owners (or those acting on their behalf) to avoid detection. As a result, despite our efforts to prevent frequent transfers, there is no assurance that we will be able to detect and/or to deter frequent transfers.

We may revise our policies and procedures in our sole discretion, at any time and without prior notice, as we deem necessary or appropriate to better detect and deter harmful trading activity, or to comply with state or federal regulatory requirements, or to impose additional or alternative restrictions on Contract Owners engaging in frequent transfers. In addition, our orders to purchase shares of the Funds are generally subject to acceptance by the Fund, and in some cases a Fund may reject or reverse our purchase order. Therefore, we reserve the right to reject any Contract Owners’ transfer request if our order to purchase shares of the Fund is not accepted by, or is reversed by, an applicable Fund.

The underlying Funds may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares. The prospectuses for the underlying Funds should describe any such policies and procedures. The frequent trading policies and procedures of an underlying Fund may be different, and more or less restrictive, than the frequent trading policies and procedures of other underlying Funds and the policies and procedures we have adopted to discourage frequent transfers. For instance, an underlying Fund may impose a redemption fee. Contract Owners should be aware that we may not have the contractual obligation or the operational capacity to monitor Contract Owners’ transfer requests and apply the frequent trading policies and procedures of the

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You should be aware that, upon request by a Fund or its agent, we are required to provide them with information about you and your trading activities in and out of the Fund(s). In addition, a Fund may require us to restrict or prohibit your purchases and exchanges of Fund shares if the Fund identifies you as having violated the frequent trading policies of that Fund.

Special restrictions

There are special restrictions on withdrawals from contracts issued in connection with Section 403(b) and other qualified plans. Please see Financial information: Federal tax matters for details about how withdrawals can be made from these contracts.

respective underlying Funds that would be affected by the transfers. For example, underlying Funds may implement policies and procedures for monitoring frequent trading activity that are unique to a particular Fund. Because of the number of underlying Funds that we offer under our variable annuity contracts, it may not be possible for us to implement these disparate policies and procedures. Accordingly, you should assume that the sole protection you may have against potential harm from frequent transfers is the protection, if any, provided by the policies and procedures we have adopted at the contract level to discourage frequent transfers.

You should note that other insurance companies and retirement plans also invest in the underlying Funds and that those companies or plans may or may not have their own policies and procedures on frequent transfers. You should also know that the purchase and redemption orders received by the underlying Funds generally are “omnibus” orders from intermediaries such as retirement plans or separate accounts funding variable insurance contracts. The omnibus orders reflect the aggregation and netting of multiple orders from individual retirement plan participants and/or individual Owners of variable insurance and/or annuity contracts. The omnibus nature of these orders may limit the underlying Funds’ ability to apply their respective frequent trading policies and procedures. We cannot guarantee that the underlying Funds will not be harmed by transfer activity relating to the retirement plans and/or other insurance companies that invest in the underlying Funds. If the policies and procedures of other insurance companies or retirement plans fail to successfully discourage frequent transfer activity, it may affect the value of your investment in the Fund. In addition, if an underlying Fund believes that an omnibus order we submit may reflect one or more transfer requests from Contract Owners engaged in frequent transfer activity, the underlying Fund may reject the entire omnibus order and thereby interfere with GIAC’s ability to satisfy your request even if you have not made frequent transfers. For transfers into more than one investment option, we may reject or reverse the entire transfer request if any part of it is not accepted by or is reversed by an underlying Fund.

SURRENDERS AND PARTIAL WITHDRAWALS

During the Accumulation Period and while the Annuitant and all Contract Owners are living, you can redeem your contract in whole. This is known as surrendering the contract. If you redeem part of the contract, it’s called a partial withdrawal. During the annuity period, unless you selected annuity payout Option V-4, F-4 or F-5, we will not accept requests for surrenders or partial withdrawals after the date Annuity Payments begin. See Variable Annuity Payout Options.

Your request for surrenders and partial withdrawals must be received in Good Order. If you wish to surrender your contract, you must send us the contract or we will not process the request. If you have lost the contract, we will require an acceptable affidavit of loss.

To process a partial withdrawal, we will redeem enough accumulation units to equal the dollar value of your request. When you surrender your contract,

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we redeem all the units. For both transactions we use the unit value next calculated after we receive a proper request from you. We will deduct any applicable contract charges, deferred sales charges and annuity taxes from the proceeds of a surrender. In the case of a partial withdrawal, we will cash additional units to cover these charges. If you have less than $500 left in your contract after a partial withdrawal, we have the right to cancel the contract and pay you the balance of the proceeds. This is called an involuntary surrender, and it may be subject to any applicable contract charges, deferred sales charges and annuity taxes. Please see Financial information: Federal tax matters.

Surrenders and partial withdrawals are subject to tax, and may be subject to penalty taxes and mandatory federal income tax withholding. If your contract was issued pursuant to a 403(b) plan, starting January 1, 2009 we generally are required to confirm, with your 403(b) plan sponsor or otherwise, that surrenders, withdrawals or transfers you request comply with applicable tax requirements and to decline requests that are not in compliance. We will defer such payments you request until all information required under the tax law has been received. By requesting a surrender, withdrawal or transfer, you consent to the sharing of confidential information about you, the contract, and transactions under the contract and any other 403(b) contracts or accounts you have under the 403(b) plan among us, your employer or plan sponsor, any plan administrator or recordkeeper, and other product providers. You are allowed to make an annual withdrawal from the contract without paying a deferred sales charge in the following circumstances:

•	If, on the date of withdrawal, the Accumulation Value is greater than the total of the Net Premium payments that you have made (and not withdrawn), you may withdraw the excess, or if greater,

•	You may withdraw 10% of the total premium payments you have made, minus the total of all the withdrawals you already made during that contract year.

You may request a schedule of systematic partial withdrawals of a certain dollar amount. Under such a program, you may select to receive withdrawal proceeds on a monthly, quarterly, semi-annual or annual basis. Redemptions from the contract will be effective on the date elected. If the effective date falls on a non business day, the withdrawal will process on the following Business Day. Withdrawals under this program are not the same as Annuity Payments you would receive from a payout option. Your contract value will be reduced by the amount of any withdrawals, applicable contract charges, deferred sales charges and annuity taxes.

Such systematic withdrawals may be used to satisfy special tax rules related to substantially equal periodic payments or other needs you may have. We are not responsible for the accuracy of the calculations for distributed amounts or compliance with tax provisions. Please see Financial Information: Federal tax matters.

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Unless you are making a withdrawal directly from the fixed-rate option in accordance with the bailout provisions, we will cash accumulation units in the following order:

•	all variable accumulation units attributable to the investment divisions; this will be done on a pro-rata basis unless you instruct us differently, then

•	all fixed accumulation units attributable to the fixed-rate option.

We will send you your payment within seven days of receiving a request from you in Good Order. Please see Payments later in this section.

If you have a question about surrenders or withdrawals, please call us toll free at our Customer Service Office Contact Center at 1-888-GUARDIAN (1-888-482-7342).

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THE ANNUITY PERIOD

WHEN ANNUITY PAYMENTS BEGIN

You choose the Annuity Commencement Date when your contract is converted to a stream of Annuity Payments. The date you choose can’t be later than the Annuitant’s 90th birthday, unless we have agreed. Please note that this date may be determined by the retirement plan under which your annuity contract was issued. If your Annuity Commencement Date is on the 29th, 30th or 31st of the month, your Annuity Payments will be processed on the first Business Day of the following month.

HOW YOUR ANNUITY PAYMENTS ARE CALCULATED

You can choose an annuitization option and select either variable or fixed payments or a combination of variable and fixed payments, if available under that option. We use the following information to determine the annuity purchase rate when applying your Accumulation Value to an annuity payout option:

•	the table in your contract reflecting the gender and nearest age of the Annuitant,

•	the annuity payout option you choose, and

•	the investment returns of the Variable Investment Options you choose, if you choose a variable payment option.

Certain guaranteed annuity purchase rates appear in a table in your contract. Currently, we are using annuity purchase rates that are more favorable to you than those in your contract. We may change these rates from time to time but the rate will never be less favorable to you than those guaranteed in your contract. The appropriate annuity purchase rate is then used to calculate the number of annuity units attributable to your selected investment options. You will be credited with these annuity units based on the amount applied to the payout option (your Accumulation Value less any applicable annuity taxes) on the processing date for your first annuity payment. The number of annuity units credited to you is fixed for the duration of the annuity period unless you reallocate among the investment options, take a partial withdrawal from Option V-4, F-4 or F-5 or switch from Option V-4 to Option V-1 or Option F-4 to Option F-1. Each of your variable Annuity Payments is determined by multiplying the number of annuity units for each investment option by the annuity unit value for the appropriate investment option on the payment processing date. Your annuity payment will be the sum of these amounts.

The number and amount of your Annuity Payments won’t be affected by the longevity of Annuitants as a group. Nor will they be affected by an increase in our expenses over the amount we have charged in your contract.

We will make Annuity Payments once a month, except as follows:

•	Proceeds of less than $2,000 will be delivered in a single payment.

•	We may change the schedule of installment payments to avoid payments of less than $20.

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The assumed investment return is a critical assumption for calculating variable Annuity Payments. For Options V-1, V-2 and V-3, the first variable payment will be based on the assumed investment return of 4%. For Option V-4, you may choose an assumed investment return of 0%, 3 1/2%, or 5%, if allowed by applicable law or regulation, before we start making payments to you. If no choice is made under Option V-4, 3 1/2% will be used as the assumed investment return.

The greater the assumed investment return selected, the greater your initial annuity payment will be. A higher assumed investment return may result in a smaller potential growth in Annuity Payments. Conversely, a lower assumed investment return results in a lower initial annuity payment, but future Annuity Payments have the potential to be greater. The first variable payment will be based on the assumed investment return. Subsequent variable payments will fluctuate based on the performance of the Variable Investment Options you have chosen as compared to the assumed investment return. For each such subsequent variable payment:

•	If the actual net annual return on investment equals the assumed investment return, the amount of your variable Annuity Payments will not change.

•	If the actual net annual return on investment is greater than the assumed investment return, the amount of your variable Annuity Payments will increase.

•	If the actual net annual return on investment is less than the assumed investment return, the amount of your variable Annuity Payments will decrease.

The interest rate used to compute the present value of any remaining unpaid payments will be the assumed investment return.

ANNUITY PAYOUT OPTIONS

The payout options currently offered are discussed below. You can choose to have Annuity Payments made under any one or a combination of the variable or fixed-rate annuity payout options that are available. You can make your choice at any time before your Annuity Payments begin. At any time, we may discontinue any of these options or make additional options available.

On the Annuity Commencement Date, you may elect to restrict certain rights any Beneficiary may have under the contract in the event that the Contract Owner and/or Annuitant dies while there are guaranteed Annuity Payments still outstanding. If you choose this election, the Beneficiary may not:

•	elect to be paid the present value of any remaining payments in a lump sum;

•	withdraw a portion of the present value of any remaining Annuity Payments;

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•	name or change any contingent or concurrent Beneficiaries; or

•	change the annuity payout option in effect at the time of the death of the Contract Owner and/or Annuitant.

We must receive written notice in Good Order prior to the Annuity Commencement Date that you elect to apply the above restrictions. Once elected, only the Contract Owner on record as of the Annuity Commencement Date can revoke this election, and once it is revoked, it cannot be reinstated.

Variable Annuity Payout Options

All variable annuity payout options are designated with the letter “V.” After the first payment, the amount of variable Annuity Payments will increase or decrease to reflect the value of your variable annuity units. The value of the units will reflect the performance of the Variable Investment Options chosen. This is why the amount of each payment will vary.

There are a variety of payout options for you to choose from that we’ve described below. If you do not make a choice, we will automatically select Option V-2 with a 120-month guarantee period. You may change options if you wish, provided you do so before we begin processing your first annuity payment.

OPTION V-1 – Life Annuity without Guaranteed Period

We make payments during the Annuitant’s lifetime, ending with the payment preceding the Annuitant’s death. This option allows for the maximum variable payment because there is neither a guaranteed minimum number of payments nor a provision for a death benefit for Beneficiaries. It is possible that we may only make one payment under this option, if the Annuitant dies before the date of the second payment.

OPTION V-2 – Life Annuity with 10-Year Guaranteed Period

We make payments during the Annuitant’s lifetime, but if the Annuitant dies before 10 years’ worth of payments (120) are made, the remaining payments will be made to the Beneficiary. The Beneficiary can then choose to take all or part of the remaining payments in a lump sum at their current dollar value. If the Beneficiary dies while receiving the payments, the balance will be paid in one sum at its current dollar value to the beneficiary’s estate.

OPTION V-3 – Joint and Survivor Annuity

We make payments during the joint lifetimes of the Annuitant and a designated second person, the joint Annuitant. If one dies, payments will continue during the survivor’s lifetime, but the amount of each payment will be based on two-thirds of the number of annuity units when both parties were alive. It is possible that only one annuity payment will be made if both the Annuitant and joint Annuitant die before the date of the second payment.

OPTION V-4 – Variable Annuity Payments to Age 100

We make a payment once a month for a whole number of years. The number of years will equal 100 minus the Annuitant’s age when Annuity Payments

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begin. If the Annuitant dies before age 100, we will pay the balance of the payments to the Beneficiary for the remainder of that period, unless the Beneficiary elects to be paid the present value of the remaining Annuity Payments in a lump sum. If the Beneficiary dies while receiving such payments, we will pay the present value of the remaining payments to the beneficiary’s estate. Under this option, the payee has the right to change to Option V-1, the Life Annuity without Guaranteed Period.

Under Option V-4, the payee has the right to withdraw all or a portion of the present value of the remaining payments. If you request a partial withdrawal, we will liquidate annuity units in the amount necessary to meet the amount of your request. As a result, you will have fewer remaining annuity units which will lower the amount of money you receive in future income payments and the value of your remaining future payments will decrease. The following conditions apply to partial withdrawals.

•	The payee may not withdraw less than $500.

•	One partial withdrawal is permitted each quarter without charge (other than any applicable deferred sales charge) and additional withdrawals are permitted at a charge not to exceed the lesser of $25 or 2% of the amount withdrawn.

•	After giving effect to the withdrawal, the present value of the remaining payments must be at least $2,000, and the remaining monthly payment must be at least $20 (or $60 quarterly, $120 semi-annually, or $240 annually).

If your partial withdrawal request does not meet the third condition, we will contact you within five Business Days for instructions. If we cannot reach you, we will pay you the present value of the remaining payments and cancel your contract. This surrender is subject to any applicable contract charges and deferred sales charges, and may have tax consequences.

Surrender or partial withdrawal during the annuity period will not trigger a new deferred sales charge; however, if we waived the deferred sales charge when the contract proceeds were applied to the payout option, the amount withdrawn will be reduced by a portion of the charge that was waived. The reduction in the amount withdrawn will be the amount obtained by multiplying (a) by the result of (b) divided by (c) multiplied by (d) where:

a)	is the deferred sales charge that was waived:

b)	is the number of whole months of any remaining unpaid payments until the date when the deferred sales charge would have been zero;

c)	is the number of whole months remaining when the contract proceeds were applied to the payout option until the date when the deferred sales charge would have been zero; and

d)	is the amount of the present value of payments withdrawn divided by the total present value of the variable payments.

The interest rate used to compute the present value of any remaining unpaid payments will be the assumed investment return.

26	PROSPECTUS	ANNUITY PERIOD

We are seeking regulatory approval for this feature and will offer it in those jurisdictions where we have received such approval. Terms and conditions may differ between jurisdictions when the feature is approved.

Please note that Option V-4 may have special tax consequences, including the following:

•	Option V-4 may not satisfy minimum required distribution requirements for qualified contracts, and

•	Option V-4 will in most circumstances be subject to the 10% penalty tax for distributions made before age 59 1⁄2.

•	The Internal Revenue Service (IRS) has concluded that a partial withdrawal on or after the Annuity Commencement Date is ordinary income subject to tax up to an amount equal to any excess of the cash value (determined without surrender charges) immediately before the withdrawal over the Owner’s investment in the contract at the time (i.e., on an income first basis). In prior rulings, the IRS had concluded that the entire amount received as a partial withdrawal on or after the Annuity Commencement Date from a non-qualified contract was to be taxed as ordinary income (i.e., on an all taxable basis). GIAC currently intends to report amounts received as partial withdrawals pursuant to the income first basis as set forth in the IRS’s most recent ruling. Given the uncertainty in this area, you should consult a tax advisor regarding the tax consequences to you of a partial withdrawal under Option V-4. Other rules may apply to partial withdrawals from qualified contracts that elect Option V-4.

Contact your tax advisor for more information.

Fixed-Rate Annuity Payout Options

All Fixed Annuity Payout Options are designated by the letter “F.”

OPTION F-1 – Life Annuity without Guaranteed Period

We make fixed payments during the Annuitant’s lifetime, ending with the payment preceding the Annuitant’s death. This option offers the maximum fixed payment because there is neither a guaranteed minimum number of fixed payments nor a provision for a death benefit for Beneficiaries. It is possible we may only make one payment under this option, if the Annuitant dies before the date of the second payment.

OPTION F-2 – Life Annuity with 10-Year Guaranteed Period

We make fixed payments during the Annuitant’s lifetime, but if the Annuitant dies before 10 years’ worth of payments (120) are made, the remaining payments will be made to the Beneficiary. The Beneficiary can then choose to take all or part of the remaining payments in a lump sum at their current dollar value. If the Beneficiary dies while receiving the payments, the balance will be paid in one sum at its current dollar value to the beneficiary’s estate.

OPTION F-3 – Joint and Survivor Annuity

We make fixed payments during the joint lifetimes of the Annuitant and a designated second person, the joint Annuitant. If one dies, payments will

ANNUITY PERIOD	PROSPECTUS	27

continue during the survivor’s lifetime, but the amount of the payment will be based on two-thirds of the number of annuity units when both parties were alive. It is possible that only one annuity payment will be made if both the Annuitant and joint Annuitant die before the date of the second payment.

OPTION F-4 – Fixed Annuity Payments to Age 100

We make payments for a whole number of years. The number of years will equal 100 minus the Annuitant’s nearest age when Annuity Payments begin. Payments will never be less than the guaranteed amounts shown in your contract. If you choose this option, it will earn interest at the then current interest rate set by us. We declare a new interest rate for this option on January 1st of each year, which will remain in effect for the whole calendar year. Annuity payment amounts will increase if the rate we credit is greater than the guaranteed interest rate of 3%.

If the Annuitant dies before age 100, we will pay the balance of the payments to the Beneficiary for the remainder of that period, unless the Beneficiary elects to be paid the present value of the remaining Annuity Payments in a lump sum. If the Beneficiary dies while receiving such payments, we will pay the present value of the remaining payments to the beneficiary’s estate. Under this option, the payee has the right to change to Option F-1, the Life Annuity without Guaranteed Period.

Please note that Option F-4 may have special tax consequences, including the following:

•	Option F-4 may not satisfy minimum required distribution requirements for qualified contracts, and

•	Option F-4 will in most circumstances be subject to the 10% penalty tax for distributions made before age 59 1⁄2.

Contact your tax advisor for more information.

OPTION F-5 – Payments for a Period Certain

We make monthly payments for a whole number of years for 15 to 30 years, depending on the whole number of years you select. Payments will never be less than the guaranteed amounts shown in your contract. If you choose this option, it will earn interest at the then current interest rate set by us. We declare a new interest rate for this option on January 1st of each year, which will remain in effect for the whole calendar year. Annuity payment amounts will increase if the rate we credit is greater than the guaranteed interest rate of 3%.

If the Annuitant dies during the payment period, we will pay the balance of the payments to the Beneficiary for the remainder of that period, unless the Beneficiary elects to be paid the present value of the remaining Annuity Payments in a lump sum. If the Beneficiary dies while receiving such payments, we will pay the present value of the remaining payments to the beneficiary’s estate.

28	PROSPECTUS	ANNUITY PERIOD

Please note that Option F-5 may have special tax consequences, including the following:

•	Option F-5 may not satisfy minimum required distribution requirements for qualified contracts, and

•	Option F-5 may not satisfy the periodic payment exception to 10% penalty tax for distributions made before age 59 1⁄2.

Contact your tax advisor for more information.

Withdrawals under Options F-4 and F-5

Under Option F-4 or F-5, the payee has the right to withdraw all or a portion of the present value of the remaining payments. This will result in a reduction in future payments. The following conditions apply to partial withdrawals.

•	The payee may not withdraw less than $500.

•	One partial withdrawal is permitted each quarter without charge (other than any applicable deferred sales charge) and additional withdrawals are permitted at a charge not to exceed the lesser of $25 or 2% of the amount withdrawn.

•	After giving effect to the withdrawal, the present value of the remaining payments must be at least $2,000, and the remaining monthly payment must be at least $20 (or $60 quarterly, $120 semi-annually, or $240 annually).

If your partial withdrawal request does not meet the third condition, we will promptly attempt to contact you for additional instructions. If we don’t receive revised instructions that comply with the third condition within five Business Days of the original request, we will pay you the present value of the remaining payments and cancel your contract. This surrender is subject to any applicable contract charges and deferred sales charges, and may have tax consequences.

The IRS has concluded that a partial withdrawal on or after the Annuity Commencement Date is ordinary income subject to tax up to an amount equal to any excess of the cash value (determined without surrender charges) immediately before the withdrawal over the Owner’s investment in the contract at the time (i.e., on an income first basis). In prior rulings, the IRS had concluded that the entire amount received as a partial withdrawal on or after the Annuity Commencement Date from a non-qualified contract was to be taxed as ordinary income (i.e., on an all taxable basis). GIAC currently intends to report amounts received as partial withdrawals pursuant to the income first basis as set forth in the IRS’s most recent ruling. Given the uncertainty in this area, you should consult a tax advisor regarding the tax consequences to you of a partial withdrawal under Option F-4 or F-5. Other rules may apply to partial withdrawals from qualified contracts that elect Option F-4 or F-5.

If you make a surrender or partial withdrawal during the annuity period under Option F-4 or F-5, and, if we waived the deferred sales charge

ANNUITY PERIOD	PROSPECTUS	29

when the contract proceeds were applied to the Option F-4 or F-5, the amount withdrawn will be reduced by a portion of the charge that was waived. The reduction in the amount withdrawn will be the amount obtained by multiplying (a) by the result of (b) divided by (c) multiplied by (d) where:

a)	is the deferred sales charge that was applicable at the time the contract proceeds were applied to this payout option:

b)	is the number of whole months of any remaining unpaid payments until the date when the deferred sales charge would have been zero;

c)	is the number of whole months remaining when the contract proceeds were applied to the payout option until the date when the deferred sales charge would have been zero; and

d)	is the amount of the present value of payments withdrawn divided by the total present value of the variable payments.

The reduction in the amount withdrawn, as shown by a formula, is as follows:

(a) ×	(	b	)	× (d)
c

The interest rate we use to compute the present value of any remaining unpaid payments will be the guaranteed interest rate of 3%.

OPTION F-6 – 10-Year Guaranteed Period

We make fixed monthly payments to you for a period of ten years. If the Annuitant dies during the ten year payment period, the remaining payments will be made to the Beneficiary or the Beneficiary can choose to take the remaining payments in a lump sum at the present value of the remaining payments. If the Beneficiary dies while receiving the payments, the balance will be paid in one sum at the present value of the remaining payments to the beneficiary’s estate.

Please note that Option F-6 may have special tax consequences, including the following:

•	Option F-6 may not satisfy minimum required distribution requirements for qualified contracts, and

•	Option F-6 will in most circumstances be subject to the 10% penalty tax for distributions made before age 59 1⁄2.

Contact your tax advisor for more information.

30	PROSPECTUS	ANNUITY PERIOD

OTHER CONTRACT FEATURES

Benefits Under the Contract

The following table summarizes information about the benefits available under the contract:

Name of Benefit	Purpose	Standard or Optional	Maximum Annual Fee	Brief Description of Restrictions / Limitations
Dollar Cost Averaging from the Fidelity VIP Government Money Market Portfolio	Allows you to systematically transfer a set amount each month from Fidelity VIP Government Money Market Portfolio to other available Variable Investment Options over a 12, 24 or 36-month period	Standard	No Charge	• Must have an Accumulation Value of at least $10,000 • Transfers must be at least $100 • Available for initial Net Premium and any subsequent Net Premiums received at any time.
Dollar Cost Averaging from the Fixed-Rate Option	Allows you to systematically transfer amounts from the fixed-rate option to any available Variable Investment Options you select, over a three month period	Standard	No Charge	• Must have an Accumulation Value of at least $20,000 • Transfers must be at least $100 • Available for initial Net Premium and any subsequent Net Premiums received at any time.
Portfolio Rebalancing	Allows us to automatically rebalance your Accumulation Value to return to your original percentage allocations	Standard	No Charge	• Must have Accumulation Value of at least $10,000 • Transactions processed quarterly
Systematic Withdrawals	Allows you to receive withdrawal proceeds on a monthly, quarterly, semi-annual or annual basis	Standard	No Charge	• Reduces your contract value by the amount of any withdrawals, (contract charges, surrender charges, and annuity taxes may be applicable)

OTHER CONTRACT FEATURES	PROSPECTUS	31

Name of Benefit	Purpose	Standard or Optional	Maximum Annual Fee	Brief Description of Restrictions / Limitations
Death Benefit	If Annuitant is age 75 or younger at contract issue, pays a death benefit equal to the greater of (1) Accumulation Value, less annuity taxes; or (2) total amount of premiums paid, less any adjustments for withdrawals, surrender charges, and annuity taxes. If Annuitant is age 76 or older at contact issue, the death benefit equals the Accumulation Value at the time of death.	Standard	No Charge	• Withdrawals will proportionately reduce the benefit, and such reductions could be significant
Contract Anniversary Enhanced Death Benefit Rider	Pays an enhanced death benefit equal to the highest Accumulation Value on any Contract Anniversary Date before the Annuitant’s 85th birthday plus any premiums paid less any partial withdrawals and contingent deferred sales charges	Optional	0.25% of net assets of Variable Investment Options	• Can only be elected at contract issue • Annuitants must be under age 75 • Withdrawals will proportionately reduce the benefit, and such reductions could be significant
Earnings Benefit Rider	Pays an enhanced death benefit increased by an earnings benefit amount equal to a percentage of the excess, if any, of the Accumulation Value over the adjusted premiums	Optional	0.25% of net assets of Variable Investment Options

• Can only be elected at contract issue

• Annuitants must be under age 75

• If there is any change to the owner or Annuitant after the purchase of the contract, no benefit will be paid

• Withdrawals will proportionately reduce the benefit, and such reductions could be significant

32	PROSPECTUS	OTHER CONTRACT FEATURES

Name of Benefit	Purpose	Standard or Optional	Maximum Annual Fee	Brief Description of Restrictions / Limitations
Seven Year Enhanced Death Benefit Rider	Provides an enhanced death benefit equal to the Accumulation Value at the end of the reset date immediately preceding the Annuitant’s death plus any premiums paid less any partial withdrawals and contingent deferred sales charges after that reset date	Optional	0.20% of net assets of Variable Investment Options

• Can only be elected at contract issue

• Annuitants must be under age 75

• First reset date is on the seventh Contract Anniversary Date and each seventh Contract Anniversary Date thereafter

• Withdrawals will proportionately reduce the benefit, and such reductions could be significant

Living Benefit Rider (referred to as “Decade”)	Provides for a living benefit to be credited to the Fidelity VIP Government Money Market Portfolio if, on the tenth Contract Anniversary Date, the contract Accumulation Value on that date is less than the initial premium payment adjusted for partial withdrawals made before that date	Optional	0.25% of net assets of Variable Investment Options

• Can only be elected at contract issue

• Annuitant must be age 74 or younger

• Withdrawals will proportionately reduce the benefit, and such reductions could be significant

• Must allocate Net Premiums in accordance with investment allocation requirements

• Additional premium payments are not accepted

OTHER CONTRACT FEATURES	PROSPECTUS	33

MANAGING YOUR ANNUITY

You may wish to take advantage of one of the programs we offer to help you build a stronger annuity. These include dollar cost averaging and portfolio rebalancing.

There is no fee for dollar cost averaging or portfolio rebalancing, but we have the right to introduce one. We also have the right to modify or discontinue either program. We’ll give you written notice if we do so. Transfers under either program do not count against any free transfers permitted under the contract.

You may terminate either program at anytime. However, money in the fixed-rate option will be subject to transfer restrictions which apply to the fixed-rate option. See Transfers for limitations on such transfers.

Dollar Cost Averaging Programs

You can transfer specific amounts of money from one investment option to another on a monthly basis, as opposed to investing the total amount at one time. This approach may help lower your average dollar cost of investing over time. However, there is no guarantee that dollar cost averaging will result in profits or prevent losses.

If you wish to take advantage of this program, you must designate a dollar amount to be transferred automatically out of either the Fidelity VIP Government Money Market Portfolio investment division or the fixed-rate option, but not from both. The money can go into one or more of the other Variable Investment Options or the fixed-rate option. The rule still applies that you can invest in a maximum of only 20 options at one time (this includes the required Fidelity VIP Government Money Market Portfolio or fixed-rate option).

You can begin dollar cost averaging when you buy your contract or at any time afterwards, until Annuity Payments begin, by completing the dollar cost averaging election form and returning it to us. We must receive it in Good Order at least three Business Days before the monthly anniversary date of when you wish the transfers to begin.

You may select dollar cost averaging from the Fidelity VIP Government Money Market Portfolio investment division for periods of 12, 24 or 36 months. Dollar cost averaging from the fixed-rate option may be selected for a period of 36 months. Your total Accumulation Value at the time must be at least $10,000 for transfers over a 12-month period, and $20,000 for

Assigning contract interests

If the contract is part of a corporate retirement plan or an individual plan under sections 401(a), 403(b) or 408 of the Internal Revenue Code, the Contract Owner’s interest in the contract cannot be assigned, unless the Contract Owner is not the Annuitant or the Annuitant’s employer. Assigned contract interests may be treated as a taxable distribution to the Contract Owner. See Federal tax matters for more information.

Reports

At least twice each year, we send a report to each Contract Owner that contains financial information about the underlying Funds, according to applicable laws, rules and regulations. In addition, at least once each year, we send a statement to each Contract Owner that reports the number of accumulation units and their value under the contract.

If several members of the same household each own a contract, we may send only one such report or prospectus to that address, unless you instruct us otherwise.

You may receive additional copies by calling our Customer Service Office Contact Center at 1-888-GUARDIAN (1-888-482-7342) or writing our Mailing Address.

34	PROSPECTUS	OTHER CONTRACT FEATURES

transfers over a 24 to 36 month period. Transfers will be made in the amounts you designate and must be at least $100 per receiving investment option.

Additionally, we may offer programs that provide special rates of interest when you elect dollar cost averaging for specific periods for the amount contributed to the fixed-rate option at the time your contract is issued. However, because your balance will be decreasing as money is transferred out of the fixed-rate option, the actual interest rate paid through these programs will be less than the stated rate of interest. Currently, we are offering special six transfer and twelve transfer programs if you allocate $5,000 or more to the fixed-rate option at the time your contract is issued. Any later allocations to the fixed-rate option will not receive the special interest rate and will receive our standard rate available. These programs are not offered in certain states. The first transfer occurs on the issue date of the contract. The remaining transfers occur on each Monthly Contract Anniversary until the programs conclusion. The last transfer consists only of the accumulated interest. If you terminate a special interest rate program, the money remaining in the fixed-rate option will revert to earning the standard interest rate.

Portfolio Rebalancing

Over time, you may find that the investment performance of certain Funds results in a shift in your holdings beyond the percentage you originally allocated. If this occurs, you may wish to use our portfolio rebalancing program to maintain a desired asset allocation mix. If you choose, we will automatically transfer amounts among your Variable Investment Options to return them to the designated percentages. We will process these transfers quarterly. To participate in this program you must have an Accumulation Value of at least $10,000.

OTHER CONTRACT FEATURES	PROSPECTUS	35

Payments

For all transactions, we can delay payment if the contract is being contested. We can also delay payment until a premium payment check has cleared the payee’s bank. When permitted by law, we reserve the right to defer the payment of amounts withdrawn from the fixed-rate option for a period of no longer than six months from the date we receive the request for such withdrawal in good order at our Mailing Address. We may postpone the date of any calculation or payment from the Variable Investment Options if:

•	the New York Stock Exchange is closed other than for customary week-end and holiday closings or restricts trading,

•	the SEC determines that an emergency exists as a result of which sales of securities or determination of the fair value of a Variable Investment Option’s assets is not reasonably practicable, or

•	the SEC, by order, permits us to postpone in order to protect Contract Owners remaining in the Variable Investment Options.

DEATH BENEFITS

If the Annuitant you have named dies before the date Annuity Payments begin, we pay a death benefit. In addition, you have the option of buying an enhanced death benefit rider and/or an earnings benefit rider which may provide higher death benefits.

The regular death benefit is the greater of:

•	the Accumulation Value of the contract at the end of the Valuation Period during which we receive proof of death, minus any annuity taxes; or

•	the total of all premiums paid, minus any partial withdrawals, any deferred sales charges previously paid on any withdrawals and annuity taxes.

For Annuitants aged 75 or older on the contract’s issue date, the death benefit will be the Accumulation Value at the end of the Valuation Period during which we receive proof of death, minus any annuity taxes.

Generally, your Beneficiaries will be taxed on the gain in your annuity contract. For qualified contracts, your beneficiary designation may be impacted by the 10-year distribution rule under the SECURE Act. Consult your tax adviser about the estate tax and income tax consequences of your particular situation.

We normally pay the death benefit within seven days of receiving in Good Order proof of death. However, we have the right to defer the payment of other contract benefits under certain circumstances. These are described under Surrenders and partial withdrawals.

If the Annuitant is not the Contract Owner and dies on or before the date that Annuity Payments begin, we will pay the death benefits to the Beneficiary. If the Beneficiary has also died, we will pay the benefits to the Contingent Beneficiary. If a Contingent Beneficiary hasn’t been named, then we will pay the benefits to you, the Contract Owner. However, if you are no longer living, we will pay the benefits to your estate.

Federal laws designed to counter terrorism and prevent money laundering by criminals might in certain circumstances require us to reject a premium payment and/or “freeze” a Contract Owner’s account. If these laws apply in a particular situation, we would not be allowed to process any request for a surrender, partial withdrawal, or transfer, or pay death benefits or make Annuity Payments. If a contract is frozen, the Accumulation Value would be moved to a special segregated account and held there until we receive instructions from the appropriate federal regulator. These laws may also require us so provide information about you and your contract to government agencies and departments.

36	PROSPECTUS	OTHER CONTRACT FEATURES

If you are both the Annuitant and the owner of the contract, and you die before the date Annuity Payments begin, we will pay the death benefit to your Beneficiary, as described above. However, we must distribute your interest according to the Special requirements outlined below. In this situation, your Beneficiary will become the new owner of the contract.

We will pay the death benefit in a lump sum unless:

•	You have chosen a different annuity payout option for the death benefit. We must receive notification of your choice at least three business days before we pay out the proceeds.

•	You, the Contract Owner, have not chosen a payout option and the Beneficiary has. Again, we must receive the beneficiary’s request at least three Business Days before we pay out the proceeds, and within a year of the Annuitant’s death.

If the death benefit proceeds will not be paid in one lump sum and the death benefit proceeds exceed the Accumulation Value of the contract as of the end of the Valuation Period during which we received proof of death in Good Order, GIAC will credit to the contract an amount equal to the difference between the death benefit proceeds and the Accumulation Value of the contract. Such amount will be credited to the Fidelity VIP Government Money Market Portfolio Series investment option.

If you are a Contract Owner but not the Annuitant, and you die before the date Annuity Payments begin, then any joint Contract Owner will become the new owner of the contract. If you haven’t named a joint Contract Owner, then your Beneficiary will become the new owner of the contract. In the event of any Contract Owner’s death, we must distribute all of the Owner’s interest in the contract according to the Special requirements outlined below.

Multiple Beneficiaries

If there is more than one Beneficiary, each beneficiary’s portion of the death benefit proceeds will be distributed upon receipt of settlement instructions in Good Order from that Beneficiary. Proceeds for those Beneficiaries who have not provided settlement instructions in Good Order will remain in the contract and the value of such proceeds will fluctuate with the performance of the contract’s current investment allocation until we receive such instructions. Therefore, each Beneficiary may receive a different amount, even when all Beneficiaries have been designated to share the proceeds equally.

Generally, your Beneficiaries will be taxed on the gain in your annuity contract. Consult your tax adviser about the estate tax and income tax consequences of your particular situation.

OTHER CONTRACT FEATURES	PROSPECTUS	37

Death of an Owner or Annuitant on or after the Annuity Commencement Date

•	Non-qualified Contracts

If any Owner dies on or after the Annuity Commencement Date, and before the entire interest in the contract has been distributed, then any remaining portion of such interest will be distributed to the Beneficiary at least as rapidly as under the method of distribution being used as of the date of death.

•	Qualified Contracts

If you die on or after the Annuity Commencement Date, and before the entire interest in the contract has been distributed, then any remaining portion of such interest will be distributed to the Beneficiary pursuant to the new RMD rules under the SECURE Act. A Beneficiary that is an eligible designated beneficiary may continue annuity payments under the method of distribution being used as of the date of death, provided that annuity payments do not extend beyond the Beneficiary’s life expectancy. A Beneficiary that is not an eligible designated beneficiary must distribute any remaining interest in the contract by the end of the calendar year of the 10th anniversary of your death.

Special requirements

If a Contract Owner dies, the following rules apply.

•	Non-qualified Contracts

If the Beneficiary (or the sole surviving joint Contract Owner) is not your spouse, and you die before the date Annuity Payments begin, then we must distribute all of your interest in the contract within five years of your death.

These distribution requirements will be satisfied if any portion of the deceased Contract Owner’s interest:

•	is payable to, or for the benefit of, any new Contract Owner, and

•	will be distributed over the new Contract Owner’s life, or over a period not extending beyond the life expectancy of any new Contract Owner.

Under the above conditions, distributions must begin within one year of your death.

If the Beneficiary (or sole surviving joint Contract Owner) is your spouse, he or she can continue the contract, assuming the role of Contract Owner.

Primary Annuitant

Please note that the primary Annuitant is determined in accordance with Section 72(s) of the Internal Revenue Code, which states that he or she is the person the events in the life of whom are of primary importance in affecting the timing or amount of the payout under the contract.

38	PROSPECTUS	OTHER CONTRACT FEATURES

If an owner of the contract is not an individual, then the primary Annuitant will be treated as the owner of the contract. In this situation, any change in the Annuitant will be treated as the death of the Contract Owner.

•	Qualified Contracts

As a result of the enactment of the Setting Every Community Up for Retirement Enhancement (SECURE) Act on December 20, 2019, your contract is subject to new required minimum distribution (RMD) rules for certain beneficiaries. If your beneficiary is not an eligible designated beneficiary at the time of your death, your beneficiary is required to distribute any remaining interest in the contract by the end of the calendar year of the 10th anniversary of your death. An eligible designated beneficiary is an individual who at the time of your death is 1) your surviving spouse, 2) your minor child, 3) disabled, 4) chronically ill, or 5) any other individual who is not more than 10 years younger than you. Your minor child will no longer be considered an eligible designated beneficiary as of the date they reach majority. After your death and upon reaching the age of majority, such a beneficiary will have 10 years from that date to receive any remaining interest in the contract.

The RMD rules will be satisfied if any portion of the deceased Contract Owner’s interest:

•	is payable to, or for the benefit of, any new Contract Owner that is an eligible designated beneficiary, and

•	will be distributed over the such Contract Owner’s life, or over a period not extending beyond the life expectancy of any new Contract Owner.

Under the above conditions, distributions must begin by December 31st of the year following the year of your death.

If the Beneficiary (or sole surviving joint Contract Owner) is your spouse, he or she can continue the contract, assuming the role of Contract Owner.

If a Beneficiary is not a natural person, the Beneficiary must elect that the entire death benefit be distributed within five years of the date of death.

SPOUSAL CONTINUATION

Your contract may be continued under spousal continuation if:

•	you die and your spouse is the only named Beneficiary on the date of your death; or

•	your contract has two joint Owners, and

•	one but not both joint Owners dies before Annuity Payments begin;

•	the two joint Owners were married to each other on the date of the deceased Owner’s death; and

•	both joint Owners were the only named concurrent Beneficiaries on the date of the deceased Owner’s death.

OTHER CONTRACT FEATURES	PROSPECTUS	39

If the sole Beneficiary is legally recognized as the decedent’s spouse for federal tax purposes, he or she may elect to continue the annuity contract. If the Beneficiary elects this option, the Beneficiary may become the owner and Annuitant of the contract and must designate a new Beneficiary. This will give the Beneficiary access to all of the rights and privileges of the contract. Prior to selecting this option, the Beneficiary may want to review the annuity contract to determine if the option best suits his or her needs.

The U.S. Supreme Court has held that same-sex marriages must be permitted under state law and marriages recognized under state law will be recognized for federal law purposes.

We must receive notice of due proof of death (of the owner) in Good Order at our Mailing Address. The surviving spouse may provide notice of election of spousal continuation by the 90th day in Good Order at our Mailing Address. Spousal continuation will not satisfy minimum required distribution rules for qualified contracts other than IRAs.

Upon spousal continuation, if the death benefit proceeds that would have been paid upon the Owner’s death exceed the Accumulation Value on the date used to calculate the death benefit, then we will credit the Fidelity VIP Government Money Market Portfolio variable investment option with an amount equal to the difference between the death benefit proceeds and the Accumulation Value. If applicable, the surviving spouse will replace the deceased owner as Annuitant or Contingent Annuitant. The death benefit payable under the continued contract is the Accumulation Value at the end of the Valuation Period during which we receive proof of death of the surviving spouse, minus any annuity taxes.

All premium payments made prior to spousal continuation will not be subject to a deferred sales charge. All provisions of the contract with respect to deferred sales charges will apply to the partial withdrawal or surrender of any premium payments made after spousal continuation.

ENHANCED DEATH BENEFITS

When you buy your contract, you can choose to buy an enhanced death benefit rider. The enhanced death benefit riders are only available if the Annuitants are under age 75. If a death benefit is payable and one of these options is in force, the Beneficiary will receive either the death benefit described above or the enhanced death benefit, whichever is greater. You should consult your tax adviser prior to selecting any rider.

Two riders are offered:

•	the 7 Year Enhanced Death Benefit Rider which has a daily charge based on an annual rate of 0.20% of the net assets of your Variable Investment Options, and

•	the Contract Anniversary Enhanced Death Benefit Rider, which has a daily charge based on an annual rate of 0.25% of the net assets of your Variable Investment Options.

40	PROSPECTUS	OTHER CONTRACT FEATURES

We may offer these riders to existing Contract Owners in the future. These riders may not be available in your state or the terms and conditions may vary from state to state. You should contact your registered representative for information about the availability of any of the riders under your contract.

7 Year Enhanced Death Benefit Rider

The enhanced death benefit under this rider is calculated as follows:

•	the Accumulation Value of the contract at the end of the reset date immediately preceding the Annuitant’s death:

–	plus any premiums paid after the reset date
–	minus any partial withdrawals after the reset date
–	minus any deferred sales charges applicable to withdrawals after the reset date and annuity taxes.

The first reset date is on the seventh Contract Anniversary date. After this, each reset date will be each seventh Contract Anniversary date after that (i.e., the 14th, 21st and 28th contract anniversaries, and so on).

Contract Anniversary Enhanced Death Benefit Rider

The enhanced death benefit under this rider is calculated as follows:

•	the highest Accumulation Value of the contract on any Contract Anniversary before the Annuitant’s 85th birthday:

–	plus any premiums paid after that Contract Anniversary
–	minus any partial withdrawals after that Contract Anniversary
–	minus any deferred sales charges and annuity taxes applicable to such withdrawals.

Owners who select this rider at the time their contract is issued may be eligible for waivers of deferred sales charges. See Contract costs and expenses – Contingent deferred sales charge.

We will terminate either enhanced death benefit rider on the earliest of the following dates:

•	the date the enhanced death benefit is paid out

•	the date the contract terminates

•	the date of the Annuitant’s 85th birthday

•	the date Annuity Payments begin

•	the date we receive a written termination request from you.

Once a death benefit rider is terminated, it cannot be reinstated. The death benefit reverts to the basic death benefit, and no further charges will be deducted for this benefit. Please see Death Benefits.

OTHER CONTRACT FEATURES	PROSPECTUS	41

EARNINGS BENEFIT RIDER

When you buy your contract, you can choose to buy an earnings benefit rider. You will pay a daily charge for this rider based on an annual rate of 0.25% of the net assets of your Variable Investment Options.

The earnings benefit rider may in certain circumstances increase the death benefit payable, based on a percentage of your contract earnings up to a specified maximum limit of your adjusted premium payments. How we determine both earnings and adjusted premiums are described below.

You should evaluate the following when considering this rider:

•	You will only receive the earnings benefit if there is investment growth (or “earnings”) in your contract value at the time of the Annuitant’s death; otherwise we will not pay any earnings benefit under the rider.

•	Partial withdrawals may have the effect of reducing or eliminating the earnings benefit payment upon the Annuitant’s death, because withdrawals reduce the premium amount used to determine if there is any gain in your contract.

•	If any change is made to the owner or Annuitant after the purchase of the contract, we will not pay an earnings benefit, even though the charge for this benefit has been deducted prior to the time the change was made.

•	There are potential tax consequences associated with purchasing the rider. See the discussion of the potential tax consequences of electing this feature under Federal Tax Matters.

•	The charge for this rider will continue to be deducted even during periods when the rider would pay no benefit because there are no earnings.

We are seeking regulatory approval for this feature and will offer it in those jurisdictions where we have received such approval. Terms and conditions may differ between jurisdictions when the feature is approved. The earnings benefit rider is not available to current Contract Owners.

If the Annuitant is 69 or younger when we issue the contract, the earnings benefit will be 40% of earnings at the time of the Annuitant’s death (the Accumulation Value minus the adjusted premiums) with a maximum payment of 40% of adjusted premiums.

If the Annuitant is between the age of 70 and 79 when we issue the contract, the earnings benefit will be 25% of earnings upon the Annuitant’s death (the Accumulation Value minus the adjusted premiums), with a maximum payment of 25% of adjusted premiums.

Your spouse may continue a contract with the earnings benefit rider upon your death only if you are the Annuitant and sole owner and your spouse is the sole Beneficiary when the contract is issued. Any later changes in the Annuitant or owner will prevent your spouse from continuing the rider. If your spouse is 80 or older upon your death, your spouse may not continue this rider.

42	PROSPECTUS	OTHER CONTRACT FEATURES

If your spouse elects to continue this rider upon your death, we will credit the contract an amount equal to the amount by which the death benefit then payable under the contract (including the enhanced death benefit, if applicable) plus any earnings benefit payable exceeds the Accumulation Value of the contract on the date of death. This amount will be credited to the Fidelity VIP Government Money Market Portfolio variable investment option. Your spouse will be subject to the same fees, charges and expenses that were applicable to you, except that your spouse may not continue any riders (other than the earnings benefit rider) that had been elected for the contract, and charges will not be deducted for other rider benefits after your death.

Upon the death of your surviving spouse before the Annuity Commencement Date, the earnings benefit proceeds must be distributed to the Beneficiaries named by your spouse or allocated to the contract if the Beneficiaries continue the contract. However, the Beneficiaries may not continue the rider. To determine the amount of any earnings benefit on the date of your spouse’s death, we begin by calculating two different numbers:

•	The first number is the amount of adjusted premiums as of your spouse’s death. This amount is the Accumulation Value at the time your spouse continued the contract (the sum of the contract death benefit, including any enhanced death benefit plus any earnings benefit), adjusted by:

•	Adding any Net Premiums contributed to the contract after your death

•	Proportional reductions for partial withdrawals (as explained below) taken from the contract after your death.

•	The second number is the Accumulation Value as of your spouse’s death minus the first number calculated immediately above.

If your spouse is age 69 or younger upon your death, the Beneficiaries will receive 40% of the lesser of these amounts.

If your spouse is between ages 70 and 79 upon your death, the Beneficiaries will receive 25% of the lesser of these two amounts.

In summary, upon your surviving spouse’s death, we calculate whether a second earnings benefit is payable based on a percentage of earnings from the time of your death until your spouse’s death (the second number indicated above). However, such amount payable may not be more than the specified percentage of the adjusted premiums (as explained in the first number indicated above).

OTHER CONTRACT FEATURES	PROSPECTUS	43

As mentioned above, for purposes of calculating the earnings benefit, the amount of the premiums is adjusted for any partial withdrawals and any applicable deferred sales charges and annuity taxes. Each time you make a partial withdrawal, we will adjust premium amounts by multiplying the premium payment amount (or, if the amount has been previously adjusted, the adjusted premium payment amount) by:

your partial withdrawal amount, (including any deferred sales charges and annuity taxes)
the Accumulation Value of your contract prior to withdrawal.

We will terminate the earnings benefit rider on the earliest of the following dates:

•	the date the contract terminates

•	on the Annuitant’s 90th birthday

•	the date Annuity Payments begin

•	the date we receive a written termination request from you

•	the date of the Annuitant’s death unless you are the Annuitant and your spouse elects to continue the contract and rider

•	the date of your spouse’s death, if your spouse continued the rider, and

•	the date the owner, joint owner or Annuitant is changed unless the change is the result of a surviving spouse’s decision to continue the contract.

Once the rider is terminated, it cannot be reinstated, and no further charges will be deducted for this benefit.

LIVING BENEFIT RIDER (REFERRED TO AS “DECADE”)

When you buy your contract, you can choose to buy a living benefit rider. In order to purchase this rider, the Annuitant must be 74 years old or younger at the time we issue your contract. You will pay a daily charge for this rider based on an annual rate of 0.25% of the net assets of your Variable Investment Options.

This rider provides for a living benefit on the tenth Contract Anniversary if the Accumulation Value of your contract on that date is less than your initial premium payment, adjusted as described below for any partial withdrawals you’ve made before that date. The living benefit amount you may receive is equal to the amount by which the adjusted initial premium payment exceeds your Accumulation Value on the tenth Contract Anniversary.

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If you elect the living benefit rider, you will be subject to a number of special rules while the rider is in force:

•	We will not accept any additional premium payments into your contract. However, for contracts issued in connection with premium payments directed to us from other insurance companies, we may consider all such amounts when received as part of the initial premium payment for purposes of this rider.

•	You must allocate your Net Premiums at the time your contract is issued among the following groupings of allocation options. Each grouping is designated as an Asset Allocation Class.

10% –	Fidelity VIP Government Money Market Portfolio, Victory INCORE Low Duration Bond VIP Series or The Fixed-Rate Option

40% –	Victory INCORE Investment Quality Bond VIP Series, Victory INCORE Low Duration Bond VIP Series, Invesco V.I. Government Securities Fund or The Fixed-Rate Option.

40% –

Victory RS Large Cap Alpha VIP Series, Victory S&P 500 Index VIP Series, Victory High Yield VIP Series, Victory RS International VIP Series, Value Line Centurion Fund, Value Line Strategic Asset Management Trust, Gabelli Capital Asset Fund, Invesco V.I. American Franchise Fund, Invesco V.I. Managed Volatility Fund, Invesco V.I. Core Equity Fund, AB VPS Growth & Income Portfolio, Davis Real Estate Portfolio, Davis Value Portfolio, Fidelity VIP Contrafund® Portfolio, Fidelity VIP Equity-Income Portfolio, Fidelity VIP Growth Opportunities Portfolio, Janus Aspen Portfolio, Jennison Portfolio, MFS Investors Trust Series, MFS Total Return Series, MFS Research Series or Invesco V.I. Growth and Income Fund.

10% –

Victory RS Small Cap Growth Equity VIP Series, Victory SOPHUS Emerging Markets VIP Series, AB VPS Large Cap Growth Portfolio, AB VPS Global Thematic Growth Portfolio, Davis Financial Portfolio, Fidelity VIP Mid Cap Portfolio, Janus Henderson Enterprise Portfolio, Janus Henderson Forty Portfolio, Janus Henderson Global Research Portfolio, MFS Growth Series, MFS New Discovery Series, or Templeton Growth VIP Fund.

•	On each quarterly anniversary, your Accumulation Value will be rebalanced to the allocation percentage listed above. If necessary, we will waive the usual fixed-rate option transfer restrictions to perform the rebalancing. Within each Asset Allocation Class, we will make shifts pro rata among the allocation options you have chosen for that class at the time of the rebalancing.

•	You may only make transfers to allocation options within the same Asset Allocation Class.

•	We will deduct any partial withdrawals from all allocation options pro rata. You will not be able to choose the allocation options from which withdrawals are made.

OTHER CONTRACT FEATURES	PROSPECTUS	45

If you are eligible to receive the living benefit at the tenth Contract Anniversary, the living benefit amount will be credited to the Fidelity VIP Government Money Market Portfolio variable investment option.

As mentioned above, for the purposes of calculating the living benefit, the amount of the initial premium is adjusted for any partial withdrawals (including any applicable deferred sales charges) and annuity taxes. Each time you make a partial withdrawal, we will adjust the initial premium payment amount by multiplying the initial premium payment amount (or, if the amount has been previously adjusted, the adjusted initial premium payment amount) by:

your withdrawal amount
the Accumulation value of your contract

We will terminate the living benefit rider on the earliest of the following dates:

•	the date we process any transaction requested by you that is inconsistent with the special rules outlined above

•	the date the Annuitant dies

•	the tenth Contract Anniversary

•	the date the contract terminates

•	the date Annuity Payments begin

•	the date we receive a written termination request from you.

If the contract is jointly owned by you and your spouse, your spouse may continue the contract and the rider after your death, provided the Annuitant is still living.

This rider is only available if it is approved in your state. Once the rider is terminated, it cannot be reinstated, and no further charges will be deducted for this benefit.

46	PROSPECTUS	OTHER CONTRACT FEATURES

FINANCIAL INFORMATION

HOW WE CALCULATE UNIT VALUES

When you choose a variable investment option, you accumulate variable accumulation units. With the fixed-rate option, you accumulate fixed accumulation units. To calculate the number of accumulation units you buy with each payment, we divide the amount you invest in each option by the value of units in the option. We use the unit value next calculated after we have received and accepted your payment. We calculate unit values at the close of business of the New York Stock Exchange, usually at 4:00 p.m. Eastern time, each day the Exchange is open for trading.

To determine the value of your account, we multiply the number of accumulation units in each option by the current unit value for the option.

The net investment factor is a measure of the investment experience of each variable investment option. We determine the net investment factor for a given Valuation Period as follows:

•	At the end of the Valuation Period we add together the net asset value of a Fund share and its portion of dividends and distributions made by the Fund during the period.

•	We divide this total by the net asset value of the particular Fund share calculated at the end of the preceding Valuation Period.

•	Finally we add up the daily charges (mortality and expense risks, administrative expenses, any annuity taxes, the death benefit riders and the living benefit rider where applicable) and subtract them from the above total.

CONTRACT COSTS AND EXPENSES

The amount of a charge may not strictly correspond to the costs of providing the services or benefits indicated by the name of the charge or related to a particular contract, and we may profit from charges. For example, the contingent deferred sales charge may not fully cover all of the sales and distribution expenses actually incurred by GIAC, and proceeds from other charges, including the mortality and expense risk charge, may be used in part to cover these expenses.

No sales charges are deducted from your premium payments when you make them. However, the following charges do apply:

Expenses of the Funds

The Funds you choose through your Variable Investment Options have their own management fees, 12b-1 fees, redemption fees and general operating expenses. The deduction of these fees and expenses is reflected in the per-share value of the Funds. They are fully described in the Funds’ prospectuses.

Mortality and expense risk charge

You will pay a daily charge based on an annual rate of 1.05% of the net assets of your Variable Investment Options to cover our mortality and expense risks. Mortality risks arise from our promise to pay death benefits and make

FINANCIAL INFORMATION	PROSPECTUS	47

Annuity Payments to each Annuitant for life. Expense risks arise from the possibility that the amounts we deduct to cover sales and administrative expenses may not be sufficient. We expect a profit from this charge and we can use any such profit for any legitimate corporate purpose including paying distribution expenses for the contracts.

Administrative expenses

You will also pay a daily charge based on an annual rate of 0.20% of the net assets of your Variable Investment Options for our administrative expenses.

Contract fee

We deduct a yearly fee of $35 on each anniversary date of your contract. To pay this charge, we will cancel the number of accumulation units that is equal in value to the fee. We cancel accumulation units in the same proportion as the percentage of the contract’s Accumulation Value attributable to each variable investment option and the fixed-rate option. If you surrender your contract before the Contract Anniversary date, we will still deduct the contract fee for that year. We will waive the contract fee if the Accumulation Value is $100,000 or more on the anniversary date of your contract.

In addition, the following charges may apply:

Contingent deferred sales charge (surrender charge)

If you make a partial withdrawal from your Accumulation Value or surrender your contract, you will pay a contingent deferred sales charge on any amount that has been in your contract for less than seven contract years. This charge compensates us for expenses related to the sale of contracts. These include commissions to registered representatives, as well as promotional expenses.

When we calculate the contingent deferred sales charge, all amounts taken out are assumed to come from the oldest premium. We do this to minimize the amount you owe. Contingent deferred sales charges are listed in the table.

The contingent deferred sales charge percentage is applied to the lesser of:

•	the premium payments you have made within seven contract years (84 months) before the date of your request for the withdrawal or surrender; or

•	the amount withdrawn or surrendered.

We don’t impose contingent deferred sales charges on contracts bought by:

•	Guardian Life, its subsidiaries or any of their separate accounts

•	present or retired directors, officers, employees, general agents, or field representatives of Guardian Life or its subsidiaries

•	present or retired directors or officers of any of the Funds

Contingent deferred sales

charges (surrender charge)

Number of contract years completed from the date of premium payment	Contingent deferred sales charge (%)

0	7

1	6

2	5

3	4

4	3

5	2

6	1

7+	0

48	PROSPECTUS	FINANCIAL INFORMATION

•	present and retired directors, trustees, officers, partners, registered representatives and employees of broker-dealer firms that have written sales agreements with Park Avenue Securities LLC

•	immediate family members of the individuals named above, based on their status at the time the contract was purchased, limited to their:

–	spouses
–	children and grandchildren
–	parents and grandparents
–	brothers and sisters

•	trustees or custodians of any employee benefit plan, IRA, Keogh plan or trust established for the benefit of persons named in the second and third bullets above

•	clients of broker-dealers, financial institutions and registered investment advisers that have entered into an agreement with GIAC to participate in fee-based wrap accounts or similar programs to purchase contracts

•	Contract Owners who elect the Contract Anniversary Enhanced Death Benefit Option at the time the contract is issued may have surrender charges waived if the Contract Owner is confined to a long term care facility or hospital for a continuous 90 day period commencing on or after the third Contract Anniversary or if the Contract Owner is diagnosed to have a terminal illness at any time while the contract is in force.

•	Contract Owners of qualified contracts who are required by the terms of their qualified retirement plan document to withdraw part of the Accumulation Value of their contract and provide it to the plan administrator for calculation and funding, if applicable, of post- retirement health care benefits. That portion of their contract Accumulation Value that is withdrawn to Fund post-retirement health care benefits, as determined by the plan administrator, will not be subject to a contingent deferred sales charge.

Enhanced death benefit expenses

If you choose one of the enhanced death benefit options and it is in effect, you will pay a daily charge based on an annual rate of 0.20% or 0.25% of the net assets of your Variable Investment Options, depending on the option chosen.

Living benefit rider expense

If you choose the living benefit rider and it is in effect, you will pay a daily charge based on an annual rate of 0.25% of the net assets of your Variable Investment Options.

Earnings benefit rider expense

If you choose the earnings benefit rider, you will pay a daily charge based on an annual rate of 0.25% of the net assets of your Variable Investment Options. This fee is charged even during periods when this rider would not pay any benefits because there are no earnings.

FINANCIAL INFORMATION	PROSPECTUS	49

Partial withdrawal charge

During the annuity period, under Option V-4, F-4 or F-5 if you make more than one partial withdrawal in a calendar quarter, you will pay an administrative charge equal to the lesser of $25 or 2% of the amount of the partial withdrawal.

Annuity taxes

Some states and municipalities may charge annuity taxes when premium payments are made or when you begin to receive Annuity Payments. These taxes currently range from 0.50% up to 3.5% of your premium payments.

In jurisdictions where the annuity tax is incurred when a premium payment is made we will pay the annuity tax on your behalf and then deduct the same amount from the value of your contract when you surrender it, or on your death, or it is applied under a payout option, whichever is first. We will do this only if permitted by applicable law.

Transfer charge

Currently, we do not charge for transfers. However, we reserve the right to charge up to $25 for each transfer. We will deduct this charge on a proportional basis from the options from which amounts are transferred.

FEDERAL TAX MATTERS

The following summary provides a general description of the Federal income tax considerations associated with the contract. It is not intended to be complete, to cover all tax situations or address state taxation issues. This summary is not intended as tax advice. You should consult a tax adviser for more complete information. This summary is based on our understanding of the present Federal income tax laws. We make no representation as to the likelihood of continuation of the present Federal income tax laws or as to how they may be interpreted by the Internal Revenue Service (IRS).

We believe that our contracts will qualify as annuity contracts for Federal income tax purposes and the following summary assumes so. Further details are available in the Statement of Additional Information, under the heading Tax Status of the Contracts.

When you invest in an annuity contract, you usually don’t pay taxes on your investment gains until you withdraw the money – generally for retirement purposes. In this way, annuity contracts have been recognized by the tax authorities as a legitimate means of deferring tax on investment income.

We believe that if you are a natural person you won’t be taxed on increases in the Accumulation Value of a contract until a distribution occurs or until Annuity Payments begin. For these purposes, the agreement to assign or pledge any portion of a contract’s Accumulation Value and, in the case of a qualified contract (described below), any portion of an interest in the qualified plan generally will be treated as a distribution.

50	PROSPECTUS	FINANCIAL INFORMATION

When Annuity Payments begin, you generally will be taxed only on the investment gains you have earned and not on the payments you made to purchase the contract. Generally, withdrawals from your annuity should only be made once you reach age 59 1⁄2, die or are disabled; otherwise a 10% tax penalty may be applied against any amounts included in income. Additional exceptions may apply to distributions from a qualified contract. You should consult a tax adviser with regard to exceptions from the penalty tax.

If you invest in a variable annuity as part of an individual retirement plan, pension plan or employer-sponsored retirement program, your contract is called a qualified contract. If your annuity is independent of any formal retirement or pension plan, it is termed a non-qualified contract.

Diversification Requirements. The Internal Revenue Code of 1986, as amended (“Code”) requires that the investments of each investment division of the separate account underlying the contracts be “adequately diversified” in order for the contracts to be treated as annuity contracts for Federal income tax purposes. It is intended that each investment division, through the Fund in which it invests, will satisfy these diversification requirements.

Owner Control. In some circumstances, Owners of variable contracts who retain excessive control over the investment of the underlying separate account assets may be treated as the Owners of those assets and may be subject to tax currently on income and gains produced by those assets. Although published guidance in this area does not address certain aspects of the contracts, such as the flexibility of an owner to allocate premium payments and transfer amounts among the investment divisions of the separate account, we believe that the owner of a contract should not be treated as the owner of the separate account assets. We reserve the right to modify the contracts to bring them into conformity with applicable standards should such modification be necessary to prevent Owners of the contracts from being treated as the Owners of the underlying separate account assets.

Required Distributions. In order to be treated as an annuity contract for Federal income tax purposes, section 72(s) of the Code requires any non-qualified contract to contain certain provisions specifying how your interest in the contract will be distributed in the event of the death of a holder of the contract. Specifically, section 72(s) requires that (a) if any holder dies on or after the annuity starting date, but prior to the time the entire interest in the contract has been distributed, the entire interest in the contract will be distributed at least as rapidly as under the method of distribution being used as of the date of such holder’s death; and (b) if any holder dies prior to the annuity starting date, the entire interest in the contract will be distributed within five years after the date of such holder’s death. These requirements will be considered satisfied as to any portion of a holder’s interest which is payable to or for the benefit of a designated Beneficiary and which is distributed over the life of such designated Beneficiary or over a period not extending beyond the life expectancy of that Beneficiary, provided that such distributions begin within one year of the holder’s death. The designated Beneficiary refers to a natural person designated by the holder as a

FINANCIAL INFORMATION	PROSPECTUS	51

Beneficiary and to whom ownership of the contract passes by reason of death. However, if the designated Beneficiary is the surviving spouse of the deceased holder, the contract may be continued with the surviving spouse as the new holder. The right of a spouse to continue the contract, and all contract provisions relating to spousal continuation are available only to a person who meets the definition of “spouse” under federal law. The U.S. Supreme Court has held that same-sex marriages must be permitted under state law and that marriages under state law will be recognized for federal law purposes. Partners in a registered domestic partnership, civil union or similar formal relationship under state law that is not denominated as marriage under the laws of that state may not continue the contract, such partners will not be considered married for federal tax purposes. Therefore, the favorable tax treatment provided under federal law to surviving spouses is not available to such partners and spousal continuation in such cases may impact the contract’s qualification as a tax deferral vehicle. Please consult with a tax advisor with questions regarding your tax situation.

Other rules may apply to qualified contracts.

Taxation of non-qualified contracts

Non-natural person – If a non-natural person owns a non-qualified annuity contract, the owner generally must include in income any increase in the excess of the Accumulation Value over the investment in the contract (generally, the premiums or other consideration paid for the contract) during the taxable year. There are some exceptions to this rule and a prospective owner that is not a natural person should discuss these with a tax adviser.

This following summary generally applies to contracts owned by natural persons.

Withdrawals before the Annuity Commencement Date – When a withdrawal from a non-qualified contract occurs, the amount received will be treated as ordinary income subject to tax up to an amount equal to any excess of the Accumulation Value immediately before the distribution that exceeds the Owner’s investment in the contract.

Generally, the Owner’s investment in the contract is the amount equal to the premiums or other consideration paid for the contract, reduced by any amounts previously distributed from the contract that were not subject to tax at that time. In the case of a surrender under a non-qualified contract, the amount received generally will be taxable only to the extent it exceeds the Owner’s investment in the contract.

Withdrawals after the Annuity Commencement Date – After the Annuity Commencement Date under Option V-4, F-4 and F-5, the payee has the right to withdraw a portion of the present value of the remaining payments. In a ruling, the IRS concluded that a partial withdrawal on or after the annuity starting date is ordinary income subject to tax up to an amount equal to any excess of the cash value (determined without surrender charges) immediately before the withdrawal over the Owner’s investment in the contract at the time (i.e., on an income first basis). In prior rulings, the IRS

52	PROSPECTUS	FINANCIAL INFORMATION

had concluded that the entire amount received as a partial withdrawal on or after the annuity starting date from a non-qualified contract was to be taxed as ordinary income (i.e., on an all taxable basis). GIAC currently intends to report amounts received as partial withdrawals pursuant to the income first basis set forth in the IRS’s ruling. Given the uncertainty in this area, you should consult a tax adviser regarding the tax consequences to you of a partial withdrawal under Option V-4, F-4 or F-5. Other rules may apply to partial withdrawals from qualified contracts that elect Option V-4, F-4 or F-5.

Penalty tax on certain withdrawals – In the case of a distribution from a non-qualified contract, a federal tax penalty may be imposed equal to 10% of the amount treated as income. However, there is generally no penalty on distributions that are:

•	made on or after the taxpayer reaches age 59 1⁄2

•	made from an immediate annuity contract

•	made on or after the death of an owner

•	attributable to the taxpayer’s becoming disabled, or

•	made as part of a series of substantially equal periodic payments for the life – or life expectancy – of the taxpayer.

If you receive systematic payments that you intend to qualify for the substantially equal periodic payment exception, changes to your systematic payments before you reach age 59 1⁄2 or within five years (whichever is later) after beginning your systematic payments will result in the retroactive imposition of the 10% tax penalty with interest. In addition, you should note that distributions made before you reach age 59 1⁄2 under Option V-4, F-4, F-5 or any other option that provides for a period certain annuity in connection with a deferred annuity contract may be subject to the 10% tax penalty.

Other exceptions may apply under certain circumstances. Special rules may also apply to the exceptions noted above. You should consult a tax adviser with regard to exceptions from the penalty tax. In particular, you should consult a tax adviser if you wish to take partial withdrawals in addition to the Annuity Payments made under an election of Option V-4, F-4 or F-5 in connection with an immediate annuity contract.

Annuity payments – Although tax consequences may vary depending on the payout option elected under an annuity contract, a portion of each annuity payment is generally not taxed, and the remainder is taxed as ordinary income. The non-taxable portion of an annuity payment is generally determined so that you recover your investment in the contract ratably on a tax-free basis over the expected stream of Annuity Payments, as determined when Annuity Payments begin. However, once your investment in the contract has been fully recovered, the full amount of each annuity payment is subject to tax as ordinary income.

Partial Annuitization – If part of an annuity contract’s value is applied to an annuity option that provides payments for one or more lives or for a period

FINANCIAL INFORMATION	PROSPECTUS	53

of at least ten years, those payments may be taxed as Annuity Payments instead of withdrawals. None of the payment options under the contract is intended to qualify for this “partial annuitization” treatment and, if you apply only part of the value of the contract to a payment option, we will treat those payments as withdrawals for tax purposes.

Taxation of death benefits – Amounts may be distributed from a contract because of your death or the death of the Annuitant. Generally, such amounts are included in the income of the recipient as follows:

•	if distributed in a lump sum, they are taxed in the same manner as a surrender of the contract

•	if distributed under a payout option, they are taxed in the same way as Annuity Payments.

Transfers, assignments and contract exchanges – Transferring or assigning ownership of a contract, designating an Annuitant other than the owner, selecting certain maturity dates or exchanging a contract may result in certain tax consequences to you that are not outlined here. For example, such transactions may result in federal gift taxes for you and federal and state income taxes for the new owner, Annuitant or payee. If you are considering any such transaction, you should consult a professional tax adviser.

Withholding tax – Annuity distributions are generally subject to withholding for the recipient’s federal income tax liability. However, recipients can generally choose not to have tax withheld from distributions.

Separate account charges – It is possible that the IRS may take the position that fees deducted for certain optional benefits are deemed to be taxable distributions to you. In particular, the IRS may treat fees deducted for the optional benefits as taxable withdrawals, which might also be subject to a tax penalty if such withdrawals occur prior to age 59 1⁄2. Although we do not believe that the fees associated with any optional benefit provided under the contract should be treated as taxable withdrawals, you should consult your tax advisor prior to selecting any optional benefit under the contract.

Multiple contracts – All non-qualified deferred annuity contracts issued by GIAC or its affiliates to the same owner during any calendar year are treated as one annuity contract for purposes of determining the amount included in the Contract Owner’s income when a taxable distribution occurs.

Taxation of qualified contracts

Qualified arrangements receive tax deferred treatment as a formal retirement or pension plan through provisions of the Internal Revenue Code. There is no added tax deferred benefit of funding such qualified arrangements with tax deferred annuities. While the contract will not provide additional tax benefits, it does provide other features and benefits such as death benefit protection and the possibility for income guaranteed for life.

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Your rights under a qualified contract may be subject to the terms of the retirement plan itself, regardless of the terms of the qualified contract. Adverse tax consequences may result if you do not ensure that contributions, distributions and other transactions with respect to the contract comply with the law.

Individual Retirement Accounts (IRAs) – As defined in Sections 219 and 408 of the Internal Revenue Code, individuals are allowed to make annual contributions to an IRA of up to the lesser of the specified annual amount or 100% of the compensation includable in their gross income. All or a portion of these contributions may be deductible, depending on the person’s income.

Distributions from certain retirement plans may be rolled over into an IRA on a tax-deferred basis without regard to these limits. SIMPLE IRAs under Section 408(p) of the Internal Revenue Code and Roth IRAs under Section 408A, may also be used in connection with variable annuity contracts.

SIMPLE IRAs allow employees to defer a percentage of annual compensation up to a specified annual amount to a retirement plan, if the sponsoring employer makes matching or non-elective contributions that meet the requirements of the Internal Revenue Code. The penalty for a premature distribution from a SIMPLE IRA that occurs within the first two years after the employee begins to participate in the plan is 25%, instead of the usual 10%.

Contributions to Roth IRAs are not tax-deductible, and contributions must be made in cash or as a rollover or transfer from another Roth IRA or IRA. A rollover or conversion of an IRA to a Roth IRA may be subject to tax. You may wish to consult a tax adviser before combining any converted amounts with any other Roth IRA contributions, including any other conversion amounts from other tax years.

Distributions from Roth IRAs are generally not taxed. In addition to the income tax and 10% penalty which generally applies to distributions of earnings made before age 59 1⁄2, income tax and a 10% penalty will be imposed for any distribution of earnings made from a Roth IRA during the five taxable years starting after you first contribute to any Roth IRA. A 10% penalty tax may apply to amounts attributable to a conversion from an IRA if they are distributed during the five taxable years beginning with the year in which the conversion was made.

Corporate pension and profit-sharing plans – Under Section 401(a) of the Internal Revenue Code, corporate employers are allowed to establish various types of retirement plans for employees, and self-employed individuals are allowed to establish qualified plans for themselves and their employees.

Adverse tax consequences to the retirement plan, the participant or both may result if the contract is transferred to any individual as a means of providing benefit payments, unless the plan complies with all applicable requirements before transferring the contract.

FINANCIAL INFORMATION	PROSPECTUS	55

Tax-sheltered annuities – Pursuant to new tax regulations, starting January 1, 2009 the contract is not available for purchase under a 403(b) plan and we do not accept additional premiums or transfers to existing 403(b) contracts. Under Section 403(b) of the Internal Revenue Code, public schools and other eligible employers are allowed to purchase annuity contracts and mutual fund shares through custodial accounts on behalf of employees. Generally, these purchase payments are excluded for tax purposes from employee gross incomes. However, these payments may be subject to FICA (Social Security) taxes.

Distributions of salary reduction contributions and earnings (other than your salary reduction accumulation as of December 31, 1988) are not allowed before age 59 1⁄2, severance from employment, death or disability. Salary reduction contributions may also be distributed upon hardship, but would generally be subject to penalties. For contracts issued after 2008, amounts attributable to nonelective contributions may be subject to distribution restrictions specified in the employer’s section 403(b) plan. Pursuant to tax regulations, we generally are required to confirm, with your 403(b) plan sponsor or otherwise, that surrenders, withdrawals or transfers you request comply with applicable tax requirements and to decline requests that are not in compliance. We will defer such payments you request until all information required under the tax law has been received. By requesting a surrender, withdrawal or transfer, you consent to the sharing of confidential information about you, the contract, and transactions under the contract and any other 403(b) contracts or accounts you have under the 403(b) plan among us, your employer or plan sponsor, any plan administrator or recordkeeper, and other product providers.

Penalty tax on certain withdrawals – Distributions from certain qualified contracts may be subject to ordinary income taxes and a 10% federal tax penalty on the amount treated as income. However, there is generally no penalty on distributions that are:

•	made on or after the taxpayer reaches age 59 1⁄2

•	made on or after the death of an owner

•	attributable to the taxpayer’s becoming disabled

•	made as part of a series of substantially equal periodic payments for the life or life expectancy of the taxpayer.

If you receive systematic payments that you intend to qualify for the substantially equal periodic payment exception, changes to your systematic payments before you reach age 59 1⁄2 or within five years (whichever is later) after beginning your systematic payments will result in the retroactive imposition of the 10% tax penalty with interest. In addition, you should note that distributions made before you reach age 59 1⁄2 under Option V-4, F-4, F-5 or any other option that provides for a period certain annuity may be subject to the 10% tax penalty.

Other exceptions may apply under certain circumstances and certain exceptions may not be applicable to all types of plans. Special rules may also apply to the exceptions noted above. You should consult a tax adviser with

56	PROSPECTUS	FINANCIAL INFORMATION

regard to exceptions from the tax penalty. In particular, you should consult a tax adviser if you wish to take partial withdrawals in addition to the Annuity Payments made under an election of Option V-4, F-4 and F-5.

Other tax issues – You should note that the annuity contract includes a death benefit that in some cases may exceed the greater of the purchase payments or the contract value. The death benefit could be viewed as an incidental benefit, the amount of which is limited in any 401(a) or 403(b) plan. Because the death benefit may exceed this limitation, employers using the contract in connection with corporate pension and profit-sharing plans, or tax-sheltered annuities, should consult their tax adviser. The IRS has not reviewed the contract for qualification as an IRA, and has not addressed in a ruling of general applicability whether a death benefit provision such as those available under this contract comport with IRA qualification requirements.

In the case of a withdrawal under a qualified contract, a ratable portion of the amount received is taxable, generally based on the ratio of the “investment in the contract” to the individual’s total account balance or accrued benefit under the retirement plan. The “investment to the contract” generally equals the amount of any non-deductible purchase payments paid by or on behalf of any individual. In many cases, the “investment in the contract” under a qualified contract can be zero.

Qualified contracts other than Roth IRAs have minimum distribution rules that govern the timing and amount of distributions. You should refer to your retirement plan, adoption agreement or consult a tax adviser for more information about these distribution rules. If you are attempting to satisfy these rules through partial withdrawals before the Annuity Commencement Date, the value of any enhanced death benefit or other optional rider may need to be included in calculating the amount required to be distributed. Consult a tax advisor. In addition, you should note that distributions made under Option V-4, F-4 or F-5 may not satisfy these minimum distribution rules.

Pension and annuity distributions generally are subject to withholding for the recipient’s federal income tax liability at rates that vary according to the type of distribution and the recipient’s tax status. Recipients generally are provided the opportunity to elect not to have tax withheld from distributions. Taxable “eligible rollover distributions” from section 401(a), 403(a), 403(b), and governmental 457 plans are subject to a mandatory federal income tax withholding of 20%. An eligible rollover distribution is any distribution, except certain distributions such as distributions required by the Internal Revenue Code, hardship distributions or distributions in a specified annuity form. The 20% withholding does not apply, however, to nontaxable distributions or if (i) the employee (or employee’s spouse or former spouse as Beneficiary or alternate payee) chooses a “direct rollover” from the plan to a tax-qualified plan, IRA, Roth IRA or tax sheltered annuity or to a governmental 457 plan that agrees to separately account for rollover contributions; or (ii) a non-spouse Beneficiary chooses a “direct rollover” from the plan to an IRA established by the direct rollover.

FINANCIAL INFORMATION	PROSPECTUS	57

Federal Estate, Gift and Generation-Skipping Transfer Taxes

While no attempt is being made to discuss in detail the federal estate tax implications of the contract, a purchaser should keep in mind that the value of an annuity contract owned by a decedent and payable to a Beneficiary by virtue of surviving the decedent is included in the decedent’s gross estate. Depending on the terms of the annuity contract, the value of the annuity included in the gross estate may be the value of the lump sum payment payable to the designated Beneficiary or the actuarial value of the payments to be received by the Beneficiary. Consult an estate planning advisor for more information.

Under certain circumstances, the Internal Revenue Code may impose a generation skipping transfer (“GST”) tax when all or part of an annuity contract is transferred to, or a death benefit is paid to, an individual two or more generations younger than the Contract Owner. Regulations issued under the Internal Revenue Code may require us to deduct the tax from your contract, or from any applicable payment, and pay it directly to the IRS.

The uncertainty as to how the current law might be modified in coming years underscores the importance of seeking guidance from a qualified adviser to help ensure that your estate plan adequately addresses your needs and those of your Beneficiaries under all possible scenarios.

Medicare Tax

Distributions from non-qualified annuity policies will be considered “investment income” for purposes of the Medicare tax on investment income. Thus, in certain circumstances, a 3.8% tax may be applied to some or all of the taxable portion of distributions (e.g. earnings) to individuals whose income exceeds certain threshold amounts. Please consult a tax advisor for more information.

Annuity purchases by nonresident aliens and foreign corporations

The discussion above provides general information regarding U.S. federal income tax consequences to annuity purchasers that are U.S. citizens or residents. Purchasers that are not U.S. citizens or residents will generally be subject to U.S. federal withholding tax on taxable distributions from annuity contracts at a 30% rate, unless a lower treaty rate applies. In addition, such purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser’s country of citizenship or residence. Certain non-participating and non-compliant foreign entities may be subject to 30% withholding under the Foreign Account Tax Compliance Act (FATCA) unless the contract is considered grandfathered. Prospective purchasers are advised to consult with a qualified tax adviser regarding U.S. state, and foreign taxation with respect to an annuity contract purchase.

Our income taxes

At the present time, we make no charge for any federal, state or local taxes – other than the charge for state and local premium taxes that we incur – that may be attributable to the investment divisions of the Separate Account or

58	PROSPECTUS	FINANCIAL INFORMATION

to the contracts. We do have the right in the future to make additional charges for any such tax or other economic burden resulting from the application of the tax laws that we determine is attributable to the investment divisions of the Separate Account or the contracts.

Under current laws in several states, we may incur state and local taxes in addition to premium taxes. These taxes are not now significant and we are not currently charging for them. If they increase, we may deduct charges for such taxes.

The benefit of any foreign tax credits attributable to taxes paid by certain Variable Investment Options to foreign jurisdictions cannot be passed through to you and thus we may benefit from such credit to the extent permitted under federal tax law.

Possible tax law changes

Tax law is subject to change and may be subject to interpretation. There is always the possibility that the tax treatment of the contract could change by legislation or otherwise. You should consult a tax adviser with respect to legislative developments and their effect on the contract.

We have the right to modify the contract in response to legislative changes that could otherwise diminish the favorable tax treatment annuity Contract Owners currently receive. We make no guarantee regarding the tax status of any contract and do not intend this summary as tax advice.

Gender-neutral and gender-distinct tables

As a result of a U.S. Supreme Court ruling, employer-related plans must use rate tables that are gender-neutral to calculate annuity purchase rates. We have revised our tables for employer-related plans and filed them in the states where we do business. We will continue to use our gender-distinct tables in all other contracts, unless it is prohibited by state law. In those cases our gender-neutral tables will be used.

PERFORMANCE RESULTS

From time to time, we may show performance information for the Separate Account’s investment divisions in advertisements, sales literature or other materials provided to existing or prospective Contract Owners. We may also provide an existing or prospective Contract Owner with reports which use historical performance on a hypothetical basis to demonstrate how the choice of alternate underlying investment options would have impacted the Accumulation Value, surrender value and death benefit during the accumulation phase and the amounts of Annuity Payments during the payout phase of the contract. These materials are based upon historical information and are not necessarily representative of future performance. When we show performance, we’ll always include SEC standard performance, which reflects all fees and charges for specified periods. We may also show non-standard performance, for example, without showing the effect of certain charges such as deferred sales charges.

FINANCIAL INFORMATION	PROSPECTUS	59

Among the key performance measures we use are total returns and yields.

Total returns include: average annual total return, total return, and change in Accumulation Unit value – all of which reflect the change in the value of an investment in an investment division of the Separate Account over a specified period, assuming the reinvestment of all income dividends and capital gains distributions.

Yield figures may be quoted for investments in shares of the Fidelity VIP Government Money Market Portfolio and other investment divisions. Current yield is a measure of the income earned on a hypothetical investment over a specified base period of seven days for the Fidelity VIP Government Money Market Portfolio investment division, and 30 days (or one month) for other investment divisions. Effective yield is another measure which may be quoted by the Fidelity VIP Government Money Market Portfolio investment division, which assumes that the net investment income earned during a base period will be earned and reinvested for a year. Yields are expressed as a percentage of the value of an Accumulation Unit at the beginning of the base period. Yields are annualized, which assumes that an investment division will generate the same level of net investment income over a one-year period. However, yields fluctuate daily.

Advertisements and sales literature for the Separate Account’s investment divisions may compare a Fund’s performance to that of investments offered through the separate accounts of other insurance companies that have similar investment objectives or programs. Promotional material may also compare a Fund’s performance to one or more indices of the types of securities which the Fund buys and sells for its portfolio. Performance comparisons may be illustrated by tables, graphs or charts. Additionally, promotional material may refer to:

•	the types and characteristics of certain securities

•	features of a Fund’s portfolio

•	financial markets

•	historical, current or perceived economic trends, and

•	topics of general investor interest, such as personal financial planning.

In addition, advertisements and sales literature may refer to or reprint all or portions of articles, reports or independent rankings or ratings which relate specifically to the investment divisions or to other comparable investments. However, such material will not be used to indicate future performance.

Advertisements and sales literature about the variable annuity contract and the Separate Account may also refer to ratings given to GIAC by insurance company rating organizations such as:

•	Moody’s Investors Service, Inc.

•	Standard & Poor’s Ratings Services

60	PROSPECTUS	FINANCIAL INFORMATION

•	A.M. Best & Co.

•	Duff & Phelps.

These ratings relate only to GIAC’s ability to meet its obligations under the contract’s fixed-rate option and to pay death benefits and living benefits provided under the contract, not to the performance or safety of the Variable Investment Options.

Further information about the performance of each investment division is contained in their respective annual reports, which may be obtained free of charge by calling the Customer Service office Contact Center at 1-888-GUARDIAN (1-888-482-7342).

FINANCIAL INFORMATION	PROSPECTUS	61

YOUR RIGHTS AND RESPONSIBILITIES

TELEPHONIC AND ELECTRONIC SERVICES

We will process certain transactions by telephone if you have authorized us to do so. We currently take Fund transfer requests and changes in future allocations over the phone. If you would like this privilege, please complete an authorization form, or complete the appropriate section of your application. Once we have your authorization on file, you can authorize permitted transactions over the telephone by calling the Customer Service Office Contact Center at 1-888-GUARDIAN (1-888-482-7342) between 9:00 a.m. and the close of the New York Stock Exchange, generally 4:00 p.m. Eastern time.

In addition to telephone services, we offer you the ability to use your personal computer to receive documents electronically, review your account information and to perform other specified transactions. If you want to participate in any or all of our electronic programs, we ask that you visit our website www.guardianannuities.com for information and registration. If you choose to participate in the electronic document delivery program, you will receive financial reports, prospectuses, confirmations and other information via the Internet. You will not receive paper copies. However, you have the right to request paper copies at any time.

Generally, you are automatically eligible to use these services when they are available. You must notify us if you do not want to participate in any or all of these programs. You may reinstate these services at any time. You bear the risk of possible loss if someone gives us unauthorized or fraudulent registration or instructions for your account so long as we believe the registration or instructions to be genuine and we have followed reasonable procedures to confirm that the registration or instructions communicated by telephone or electronically are genuine. If we do not follow reasonable procedures to confirm that the registration or instructions communicated by telephone or electronically are genuine, we may be liable for any losses. Please take precautions to protect yourself from fraud. Keep your account information and PIN number private and immediately review your statements and confirmations. Contact us immediately about any transactions you believe to be unauthorized.

We may change, suspend or eliminate telephone or Internet privileges at any time, without prior notice. We reserve the right to refuse any transaction request that we believe would be disruptive to contract administration or is not in the best interests of the Contract Owners or the Separate Account. Telephone and Internet services may be interrupted or response times slow if we are experiencing physical or technical difficulties, or economic or market emergency conditions. While we are experiencing such difficulties we ask you to send your request by regular or express mail and we will process it using the Accumulation Unit value first calculated after we receive the request. We will not be responsible or liable for: any inaccuracy, error or delay in or omission of any information you transmit or deliver to us; any loss or damage you may incur because of such inaccuracy, error, delay, omission or non-performance; or any interruption resulting from emergency circumstances.

62	PROSPECTUS	YOUR RIGHTS AND RESPONSIBILITIES

VOTING RIGHTS

We own the Fund’s shares, but you may have voting rights in the various Funds. To the extent that we are required by law, we will cast our votes according to the instructions of those Contract Owners who have an interest in Variable Investment Options investing in Funds holding a shareholder vote, as of the shareholder meeting record date. Those votes for which we receive no instructions will be voted in the same proportion as those we have received instructions for. Because of this proportional voting, a small number of Contract Owners could control the outcome of the vote. We’ll solicit instructions when the Funds hold shareholder votes. We have the right to restrict Contract Owner voting instructions if the laws change to allow us to do so.

The owner of the contract has voting rights until the date Annuity Payments begin. After that date, rights switch to the Annuitant. Voting rights diminish with the reduction of your contract value. The fixed-rate option has no voting rights.

INACTIVE CONTRACTS

Every state has “escheatment” or unclaimed property laws which generally declare contracts to be abandoned after a period of inactivity of three to five years from the contract’s Annuity Commencement Date or the date the death benefit is due and payable. Such contracts will be surrendered and paid to the abandoned property division or unclaimed property office of the applicable state. States are obligated to pay such assets (without interest) to claimants with proper documentation. You can prevent “escheatment” by keeping your address and the name(s) and address(es) of your designated Beneficiary(ies) current.

DISTRIBUTION OF THE CONTRACT

The variable annuity contract is sold by insurance agents who are licensed by GIAC and who are either registered representatives of Park Avenue Securities LLC (PAS) or of broker-dealer firms which have entered into sales agreements with PAS and GIAC. PAS and such other broker-dealers are members of the Financial Industry Regulatory Authority (FINRA).

The principal underwriter of the contracts is PAS, located at 10 Hudson Yards New York, New York 10001.

GIAC will generally pay commissions to these individuals or broker-dealer firms for the sale of contracts. When we compensate a firm, the representative responsible for the sale of the contract will receive a portion of the compensation based on the practice of the firm. Commissions may vary, but will not exceed the limits of applicable laws and regulations.

Currently, there are several compensation programs from which these individuals or firms may choose. One compensation program is based on a percentage of each contract premium payment up to a maximum of 7%. The other compensation programs provide a lower initial commission on each premium payment but allow for ongoing annual compensation based on a

YOUR RIGHTS AND RESPONSIBILITIES	PROSPECTUS	63

percentage of the contract value. Typically, the additional annual compensation begins only after the completion of a certain number of contract years. Also, additional annual compensation may be payable while certain contract riders are in effect or under variable payout options. The maximum annual compensation possible based on contract value is 1%.

We reserve the right to pay any compensation permissible under applicable state law and regulations, including for example, additional sales or service compensation while a contract is in force or additional amounts paid in connection with special promotional incentives. In addition, we may compensate certain individuals or firms for the sale of contracts in the form of commission overrides, expense allowances, bonuses, wholesaler fees and training allowances. Individuals may also qualify for non-cash compensation such as expense-paid trips and educational seminars.

If you return your contract under the right to cancel provisions, the representative may have to return some or all of any commissions we have paid.

The fees and charges imposed under the contract defray the costs of commissions and other sales expenses. You are not charged directly for commissions or other compensation paid for the sale of the contract, but those expenses are considered in setting the levels of the charges that you do pay.

64	PROSPECTUS	YOUR RIGHTS AND RESPONSIBILITIES

OTHER INFORMATION

FINANCIAL STATEMENTS

We encourage contract Owners to read and understand our financial statements and those of the Separate Account. Our audited statutory financial statements and the Separate Account’s audited financial statements are incorporated by reference in the SAI. You can request a copy of the financial statements by contacting our Service Center.

LEGAL PROCEEDINGS

We, like other insurance companies, are involved in lawsuits and insurance department audits, inquiries, and market conduct examinations. Although the outcome of any of these matters cannot be predicted with certainty, we believe that at the present time there are no pending or threatened actions that are reasonably likely to have a material adverse impact on the Separate Account, on the ability of PAS to perform under its principal underwriting agreement, or on GIAC’s ability to meet its obligations under the contract.

WHERE TO GET MORE INFORMATION

The Statement of Additional Information (SAI) contains additional information about the contract, us, and the Separate Account, including financial statements. The SAI is dated the same date as this prospectus and the SAI is incorporated by reference into this prospectus. You may request a free copy of the SAI or submit inquiries by calling 1-888-GUARDIAN (1-888-482-7342) or by visiting us online at https://Guardianlife.onlineprospectus.net/Guardianlife/ram/?ctype=product_sai.

The SAI contains the following information:

•	Services to the Separate Account

•	Annuity payments

•	Calculation of Yield Quotations for the Fidelity VIP Government Money Market Portfolio Investment Division

•	Valuation of assets of the Separate Account

•	Qualified plan transferability restrictions

•	Experts

•	Financial statements

OTHER INFORMATION	PROSPECTUS	65

APPENDIX A – FUNDS AVAILABLE UNDER THE CONTRACT

The following is a list of Funds available under the contract. More information about the Funds is available in the prospectuses for the Funds, which may be amended from time to time and can be found online at https://Guardianlife.onlineprospectus.net/Guardianlife/ram/?ctype=product_prospectus. You can also request this information at no cost by calling the Customer Service Office Contact Center at 1-888-GUARDIAN (1-888-482-7342) or by sending an email request to GIAC_CRU@glic.com. Depending on the optional benefits you choose, you may not be able to invest in certain Funds.

The current expenses and performance information below reflects fee and expenses of the Funds, but do not reflect the other fees and expenses that your contract may charge. Expenses would be higher and performance would be lower if these other charges were included. Each Fund’s past performance is not necessarily an indication of future performance.

			As of December 31, 2023
Type/Investment Objective	Portfolio Company And Adviser/SubAdviser	Current Expenses	1 Year Average Annual Total Return	5 Year Average Annual Total Return	10 Year Average Annual Total Return
Long-term growth of capital.	AB VPS Sustainable Global Thematic Portfolio (Class B) AllianceBernstein, L.P.	1.17%	15.70%	13.27%	9.33%
Long-term growth of capital.	Davis Financial Portfolio Davis Selected Advisers, LP Davis Selected Advisers- NY, Inc.	0.78%	15.29%	10.25%	8.80%
Total return through a combination of growth and income.	Davis Real Estate Portfolio Davis Selected Advisers, LP Davis Selected Advisers- NY, Inc.	1.00%	10.65%	5.86%	6.89%
Seeks reasonable income. The Fund will also consider the potential for capital appreciation. The Fund’s goal is to achieve a yield which exceeds the composite yield on the securities comprising the S&P 500® Index.	Fidelity VIP Equity-Income Portfolio (Service Class) Fidelity Management & Research Company and its affiliates Other investment advisers serve as sub-advisers for the fund.	0.57%	10.53%	12.18%	8.47%
Seeks as high a level of current income as is consistent with preservation of capital and liquidity.	Fidelity VIP Government Money Market Portfolio (Service Class 2)(1) Fidelity Management & Research Company and its affiliates Other investment advisers serve as sub-advisers for the fund.	0.52%	4.79%	1.58%	0.97%
Seeks to provide capital growth.	Fidelity VIP Growth Opportunities Portfolio (Service Class) Fidelity Management & Research Company and its affiliates Other investment advisers serve as sub-advisers for the fund.	0.69%	45.51%	18.97%	15.61%
Seeks long-term growth of capital.	Fidelity VIP Mid Cap Portfolio (Service Class) Fidelity Management & Research Company and its affiliates Other investment advisers serve as sub-advisers for the fund.	0.67%	15.00%	12.34%	8.02%
Growth of capital; current income as secondary objective.	Gabelli Capital Asset Fund Gabelli Funds, LLC	1.40%	11.86%	8.32%	5.29%
The Fund seeks capital appreciation.	Guardian All Cap Core VIP Fund Park Avenue Institutional Advisers LLC Massachusetts Financial Services Company	0.78%	22.93%	0.00%	0.00%

66	PROSPECTUS	APPENDIX

APPENDIX A

			As of December 31, 2023
Type/Investment Objective	Portfolio Company And Adviser/SubAdviser	Current Expenses	1 Year Average Annual Total Return	5 Year Average Annual Total Return	10 Year Average Annual Total Return
The Fund seeks to provide capital appreciation and moderate current income while seeking to manage volatility.	Guardian Balanced Allocation VIP Fund Park Avenue Institutional Advisers LLC Wellington Management Company LLP	0.88%	17.86%	0.00%	0.00%
The Fund seeks to provide a high level of current income and capital appreciation without undue risk to principal.	Guardian Core Fixed Income VIP Fund Park Avenue Institutional Advisers LLC	0.50%	5.52%	0.00%	0.00%
The Fund seeks a high level of current income consistent with growth of capital.	Guardian Equity Income VIP Fund Park Avenue Institutional Advisers LLC Wellington Management Company LLP	0.55%	7.41%	0.00%	0.00%
The Fund seeks capital appreciation.	Guardian Integrated Research VIP Fund Park Avenue Institutional Advisers LLC Wellington Management Company LLP	0.82%	24.30%	13.74%	0.00%
The Fund seeks to maximize long-term growth.	Guardian Large Cap Disciplined Growth VIP Fund Park Avenue Institutional Advisers LLC Wellington Management Company LLP	0.87%	41.88%	17.36%	0.00%
The Fund seeks to provide a high level of current income consistent with preservation of capital.	Guardian Short Duration Bond VIP Fund Park Avenue Institutional Advisers LLC	0.50%	4.09%	0.00%	0.00%
The Fund seeks capital appreciation.	Guardian Strategic Large Cap Core VIP Fund Park Avenue Institutional Advisers LLC AllianceBernstein L.P.	0.84%	20.15%	0.00%	0.00%
The Fund seeks total return with an emphasis on current income as well as capital appreciation.	Guardian U.S. Government Securities VIP Fund Park Avenue Institutional Advisers LLC	0.75%	4.03%	0.00%	0.00%
Seeks capital growth.	Invesco V.I. American Franchise Fund (Series I) Invesco Advisers, Inc.	0.86%	40.93%	16.16%	11.70%
Seeks both capital appreciation and current income.	Invesco V.I. Equity and Income Fund (Series I) Invesco Advisers, Inc.	0.57%	10.56%	9.93%	7.06%
Total return, comprised of current income and capital appreciation.	Invesco V.I. Government Securities Fund (Series I) Invesco Advisers, Inc.	0.69%	4.62%	0.67%	1.15%
Seeks long-term growth of capital.	Janus Henderson Enterprise Portfolio (Institutional Shares) Janus Henderson Investors US LLC	0.72%	18.07%	13.42%	12.10%
Seeks long-term growth of capital.	Janus Henderson Forty Portfolio (Institutional Shares) Janus Henderson Investors US LLC	0.55%	39.96%	16.92%	13.73%
Seeks long-term growth of capital.	Janus Henderson Global Research Portfolio (Institutional Shares) Janus Henderson Investors US LLC	0.61%	26.78%	13.33%	9.01%

APPENDIX	PROSPECTUS	67

APPENDIX A

			As of December 31, 2023
Type/Investment Objective	Portfolio Company And Adviser/SubAdviser	Current Expenses	1 Year Average Annual Total Return	5 Year Average Annual Total Return	10 Year Average Annual Total Return
Seeks long-term growth of capital.	Janus Henderson Research Portfolio (Institutional Shares) Janus Henderson Investors US LLC	0.57%	43.17%	16.83%	12.49%
Seeks capital appreciation.	MFS® Growth Series (Initial Class) Massachusetts Financial Services Company	0.73%	35.86%	15.89%	12.97%
Seeks capital appreciation.	MFS® New Discovery Series (Initial Class) Massachusetts Financial Services Company	0.87%	14.41%	11.08%	7.67%
Seeks total return.	MFS® Total Return Series (Initial Class) Massachusetts Financial Services Company	0.61%	10.44%	8.54%	6.53%
Seeks long-term capital growth.	Templeton Growth VIP (Class 2 Shares) Templeton Global Advisors Limited	0.87%	21.01%	6.47%	3.24%
The Victory 500 Index VIP Series seeks to match, before fees and expenses, the performance of the stocks composing the Victory US Large Cap 500 Index.	Victory 500 Index VIP Series Victory Capital Management Inc.	0.28%	26.94%	15.48%	11.79%
Seeks to provide current income. Capital appreciation is a secondary objective.	Victory High Yield VIP Series Victory Capital Management Inc. Park Avenue Institutional Advisers LLC	0.89%	11.41%	4.98%	4.38%
Long-term capital appreciation.	Victory RS International VIP Series Victory Capital Management Inc.	0.93%	20.02%	8.55%	5.09%
Long-term capital appreciation.	Victory RS Large Cap Alpha VIP Series Victory Capital Management Inc.	0.55%	13.69%	11.89%	8.68%
Long-term capital growth.	Victory RS Small Cap Growth Equity VIP Series Victory Capital Management Inc.	0.88%	20.40%	5.63%	6.48%
Long-term capital appreciation.	Victory Sophus Emerging Markets VIP Series Victory Capital Management Inc.	1.35%	11.03%	3.31%	2.48%

(1)	There is no assurance that this Fund will be able to maintain a stable net asset value per share. In addition, during extended periods of low interest rates, and partly as a result of asset-based separate account charges, the yield on this investment account may become low and possibly negative

68	PROSPECTUS	APPENDIX

APPENDIX B – ASSET ALLOCATION CLASSES AVAILABLE UNDER THE LIVING BENEFIT RIDER

For contracts issued with the Living Benefit Rider, the chart below lists the Funds available under each Asset Allocation Class. You must allocate your Net Premiums at the time your contract is issued among the following groupings of allocation options, which are designated as Asset Allocation Classes.

Percentage of Asset Allocation Class	Allocation Options in Each Asset Allocation Class
10%	Fidelity VIP Government Money Market Portfolio, Guardian Short Duration Bond VIP Fund or The Fixed-Rate Option
40%	Guardian Core Fixed Income VIP Fund, Guardian Short Duration Bond VIP Fund, Guardian U.S. Government Securities VIP Fund or The Fixed-Rate Option.
40%	Victory RS Large Cap Alpha VIP Series, Victory S&P 500 Index VIP Series, Victory High Yield VIP Series, Victory RS International VIP Series, Guardian All Cap Core VIP Fund, Guardian Balance Allocation VIP Fund, Gabelli Capital Asset Fund, Invesco V.I. American Franchise Fund, Invesco V.I. Equity and Income Fund, Guardian Equity Income VIP Fund, Guardian Strategic Large Cap Core VIP Fund, Davis Real Estate Portfolio, Fidelity VIP Contrafund Portfolio, Fidelity VIP Equity-Income Portfolio, Fidelity VIP Growth Opportunities Portfolio, Janus Aspen Portfolio, MFS Investors Trust Series, MFS Total Return Series, MFS Research Series or Guardian Integrated Research VIP Fund.
10%	Victory RS Small Cap Growth Equity VIP Series, Victory SOPHUS Emerging Markets VIP Series, Guardian Large Cap Disciplined Growth VIP Fund, AB VPS Global Thematic Growth Portfolio, Davis Financial Portfolio, Fidelity VIP Mid Cap Portfolio, Janus Henderson Enterprise Portfolio, Janus Henderson Forty Portfolio, Janus Henderson Global Research Portfolio, MFS Growth Series, MFS New Discovery Series, or Templeton Growth VIP Fund.

APPENDIX	PROSPECTUS	69

The statement of additional information (SAI) includes additional information about the Registrant. The SAI is incorporated by reference. The SAI is available, without charge, upon request. For a free copy of the SAI, call us at 1-888-GUARDIAN (1-888-482-7342) or visit our website at https://Guardianlife.onlineprospectus.net/Guardianlife/ram/?ctype=product_sai.

Reports and other information about GIAC is available on the SEC’s website at http://www.sec.gov, and that copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov.

Contract ID: C000023902

70	PROSPECTUS	APPENDIX

INDIVIDUAL FLEXIBLE PREMIUM

DEFERRED VARIABLE

ANNUITY CONTRACT

Issued Through The Guardian Separate Account E of

The Guardian Insurance & Annuity Company, Inc.

Statement of Additional Information dated May 1, 2024

This Statement of Additional Information is not a prospectus but contains additional information to the current Prospectus for The Guardian Separate Account E (marketed under the name “The Guardian Investor Retirement Asset Manager”) dated May 1, 2024.

A free Prospectus is available upon request by writing:

The Guardian Insurance & Annuity Company, Inc.

Individual Markets, Annuities

P.O. Box 981592

El Paso, TX 79998-1592

or calling:

The Guardian Insurance & Annuity Company, Inc.

Customer Service Office Contact Center

1-888-GUARDIAN (1-888-482-7342)

or you can visit our website:

https://Guardianlife.onlineprospectus.net/Guardianlife/ram/?ctype=product_prospectus

Read the Prospectus before you invest. Terms used in this Statement of Additional Information shall have the same meaning as in the Prospectus.

EB-013285 5/2017

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SERVICES TO THE SEPARATE ACCOUNT

The Guardian Insurance & Annuity Company, Inc. (“GIAC”) maintains the books and records of The Guardian Separate Account E (the “Separate Account”). GIAC, a wholly owned subsidiary of The Guardian Life Insurance Company of America, acts as custodian of the assets of the Separate Account. GIAC bears all expenses incurred in the operations of the Separate Account, except the mortality and expense risk charge and the administrative charge (as described in the Prospectus), which are borne by the Contract Owner.

GIAC issues variable annuity contracts and variable life insurance policies through several separate accounts all of which are registered as unit investment trusts under the 1940 Act (“Separate Accounts”). Prior to March 31, 2015, Guardian Investor Services LLC (“GIS”), a wholly owned subsidiary of GIAC, served as principal underwriter for the Separate Accounts. Effective December 31, 2019, Park Avenue Securities LLC (PAS), became a wholly owned subsidiary of The Guardian Life Insurance Company of America, and for the period from March 31, 2015 to December 30, 2019, a wholly owned subsidiary of GIAC, serves as principal underwriter for the Separate Accounts pursuant to a distribution and service agreement between GIAC and PAS. The contracts are offered continuously and are sold by GIAC insurance agents who are registered representatives of either PAS or of other broker-dealers which have selling agreements with PAS and GIAC. GIAC paid an aggregate amount of commissions to PAS of $16,379,266 in 2021, $14,356,514 in 2022 and $14,063,433 in 2023. Of those aggregate amounts, PAS retained $3,725,794 in 2021, $3,100,071 in 2022, and $2,963,941 in 2023.

ANNUITY PAYMENTS

The objective of the contracts is to provide benefit payments (known as Annuity Payments) which will increase at a rate sufficient to maintain purchasing power at a constant level. For this to occur, the actual net investment return must exceed the assumed investment return by an amount equal to the rate of inflation. Of course, no assurance can be made that this objective will be met. If the assumed interest return were to be increased, benefit payments would start at a higher level but would increase more slowly or decrease more rapidly. Likewise, a lower assumed interest return would provide a lower initial payment with greater increases or lesser decreases in subsequent Annuity Payments.

Value of an Annuity Unit: The value of an annuity unit is determined independently for each of the Variable Investment Options. For any Valuation Period, the value of an annuity unit is equal to the value for the immediately preceding Valuation Period multiplied by the annuity change factor for the current Valuation Period. The annuity unit value for a Valuation Period is the value determined as of the end of such period. The annuity change factor is equal to the net investment factor for the same Valuation Period adjusted to neutralize the assumed investment return used in determining the Annuity Payments. The net investment factor is reduced by (a) the mortality and expense risk charges, (b) administrative expenses and (c) if applicable, any optional benefit rider charge on an annual basis during the life of the contract. The dollar amount of any monthly payment due after the first monthly payment under a Variable Investment Option will be determined by multiplying the number of annuity units by the value of an annuity unit for the Valuation Period ending ten (10) days prior to the Valuation Period in which the monthly payment is due.

Determination of the First Monthly Annuity Payment: At the time Annuity Payments begin, the value of the Contract Owner’s account is determined by multiplying the appropriate variable or fixed Accumulation Unit value on the Valuation Period ten (10) days before the date the first variable or fixed annuity payment is due by the corresponding number of variable or fixed accumulation units credited to the Contract Owner’s account as of the date the first annuity payment is due, less any applicable premium taxes not previously deducted.

The contracts contain tables reflecting the dollar amount of the first monthly payment which can be purchased with each $1,000 of value accumulated under the contract. The amounts depend on the variable or fixed annuity payout option selected, the mortality table used under the contract (the 1983 Individual Mortality Table projected using Scale G) and the nearest age of the Annuitant. The first annuity payment is determined by multiplying the benefit per $1,000 of value shown in the contract tables by the number of thousands of dollars of value accumulated under the contract. Currently, we are using annuity purchase rates we believe to be more favorable to you than those in your contract. We may change these rates from time to time, but the rate will never be less favorable to you than those guaranteed in your contract.

Determination of the Second and Subsequent Monthly Variable Annuity Payments: The amount of the second and subsequent variable Annuity Payments is determined by multiplying the number of annuity units by the appropriate annuity unit value as

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of the Valuation Period ten (10) days prior to the day such payment is due. The number of annuity units under a contract is determined by dividing the first monthly variable annuity payment by the value of the appropriate annuity unit on the date of such payment. This number of annuity units remains fixed during the variable annuity payment period, provided no transfers among the Variable Investment Options are made. If a transfer among the Variable Investment Options is made, the number of annuity units will be adjusted accordingly.

The assumed investment return under the contract is the measuring point for subsequent variable Annuity Payments. If the actual net investment return (on an annual basis) remains equal to the assumed investment return, the variable Annuity Payments will remain constant in amount. If the actual net investment return exceeds the assumed investment return, the variable annuity payment will increase at a rate equal to the amount of such excess. Conversely, if the actual rate is less than the assumed investment return, variable Annuity Payments will decrease.

For Options V-1, V-2 and V-3, the assumed investment return is 4%. Under Option V-4, you may choose a 0%, 3 1/2% or 5% assumed investment return.

The second and subsequent monthly payments made under a fixed annuity payout option will be equal to the amount of the first monthly fixed annuity payment (described above).

We may provide a Contract Owner with a personalized report to demonstrate how these calculations would have impacted the income stream had the Contract Owner annuitized the contract at some time in the past. This report is based on historical information and is not necessarily representative of future performance.

CALCULATION OF YIELD QUOTATIONS FOR THE FIDELITY VIP GOVERNMENT MONEY MARKET PORTFOLIO INVESTMENT DIVISION

The yield of the Investment Division of the Separate Account investing in the Fidelity VIP Government Money Market Portfolio represents the net change, exclusive of gains and losses realized by the Investment Division of the Fidelity VIP Government Money Market Portfolio and unrealized appreciation and depreciation with respect to the Fidelity VIP Government Money Market Portfolio’s portfolio of securities, in the value of a hypothetical pre-existing contract that is credited with one Accumulation Unit at the beginning of the period for which yield is determined (the “base period”). The base period generally will be a seven-day period. The current yield for a base period is calculated by dividing (1) the net change in the value of the contract for the base period (see “Accumulation Period” in the Prospectus) by (2) the value of the contract at the beginning of the base period and multiplying the result by 365/7. Deductions from purchase payments (for example, any applicable premium taxes) and any applicable contingent deferred sales charge assessed at the time of withdrawal or annuitization are not reflected in the computation of current yield of the Investment Division. The determination of net change in contract value reflects all deductions that are charged to a Contract Owner, in proportion to the length of the base period and the Investment Division’s average contract size.

Yield also may be calculated on an effective or compound basis, which assumes continual reinvestment by the Investment Division throughout an entire year of net income earned by the Investment Division at the same rate as net income is earned in the base period. The effective or compound yield for a base period is calculated by (1) dividing (i) the net change in the value of the contract for the base period by (ii) the value of the contract as of the beginning of the base period, (2) adding 1 to the result, (3) raising the sum to a power equal to 365 divided by the number of days in the base period, and (4) subtracting 1 from the result.

The current and effective yields of the Fidelity VIP Government Money Market Portfolio Investment Division will vary depending on prevailing interest rates, the operating expenses and the quality, maturity and type of instruments held in the Fidelity VIP Government Money Market Portfolio. Consequently, no yield quotation should be considered as representative of what the yield of the Investment Division may be for any specified period in the future. The yield is subject to fluctuation and is not guaranteed.

VALUATION OF ASSETS OF THE SEPARATE ACCOUNT

The value of Fund shares held in each Investment Division at the time of each valuation is the redemption value of such shares at such time. If the right to redeem shares of a Fund has been suspended, or payment of redemption value has been

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postponed for the sole purpose of computing Annuity Payments, the shares held in the Separate Account (and corresponding annuity units) may be valued at fair value as determined in good faith by GIAC’s Board of Directors.

QUALIFIED PLAN TRANSFERABILITY RESTRICTIONS

Where a contract is owned in conjunction with a retirement plan qualified under the Code a tax-sheltered annuity program or individual retirement account, and notwithstanding any other provisions of the contract, the Contract Owner may not change the ownership of the contract nor may the contract be sold, assigned or pledged as collateral for a loan or as security for the performance of an obligation or for any other purpose to any person other than GIAC unless the Contract Owner is the trustee of an employee trust qualified under the Code, the custodian of a custodial account treated as such, or the employer under a qualified non-trusteed pension plan.

EXPERTS

The (i) financial statements of each of the investment options of The Guardian Separate Account E as of December 31, 2023 and for each of the periods indicated therein, and the (ii) statutory financial statements of The Guardian Insurance & Annuity Company, Inc. as of December 31, 2023 and 2022 and for each of the three years in the period ended December 31, 2023 incorporated in this Statement of Additional Information by reference to the filed Form N-VPFS have been so incorporated in reliance on the reports of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

FINANCIAL STATEMENTS

(a) The following financial statements have been incorporated by reference in this Part B. Form N-VPFS filed by the Registrant on April 15, 2024 (File No. 811-08057; Accession Number: 0001193125-24-096113)

(1) The Guardian Separate Account E:

Statement of Assets and Liabilities as of December 31, 2023

Statement of Operations for the Year Ended December 31, 2023

Statements of Changes in Net Assets for the Years Ended December 31, 2023 and 2022

Notes to Financial Statements

Report of PricewaterhouseCoopers LLP, Independent Registered Public Accounting Firm

(2) The Guardian Insurance & Annuity Company, Inc.:

Statutory Basis Balance Sheets as of December 31, 2023 and 2022

Statutory Basis Statements of Operations for the Years Ended December 31, 2023, 2022 and 2021

Statutory Basis Statements of Changes in Surplus for the Years Ended December 31, 2023, 2022 and 2021

Statutory Basis Statements of Cash Flows for the Years Ended December 31, 2023, 2022 and 2021

Notes to Statutory Basis Statements

Report of PricewaterhouseCoopers LLP, Independent Registered Public Accounting Firm

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PART C. OTHER INFORMATION

Item 27.	Exhibits

Exhibits Number	Description
(a)	Resolutions of the Board of Directors of The Guardian Insurance & Annuity Company, Inc. establishing Separate Account E(1)
(b)	Not Applicable
(c)

Underwriting and Distribution Contracts:

(i) Distribution and Service Agreement between The Guardian Insurance & Annuity Company, Inc. and Park Avenue Securities LLC(4)

(ii)  Form of GIAC Selling Agreement(4)

(d)

Specimen of Variable Annuity Contract, as amended(1)

(i) Additional Payout Option — Variable Payments to Age 100(3)

(ii)  Earnings Benefit Rider(3)

(iii)  Schedule for Computation of Performance Quotations(2)

(e)	Form of Application for Variable Annuity Contract(2)
(f)	(i) Certificate of Incorporation of The Guardian Insurance & Annuity Company, Inc., as amended(1) (ii) By-laws of The Guardian Insurance & Annuity Company, Inc.(1)
(g)	Coinsurance and Modified Coinsurance Agreement between Guardian Insurance & Annuity Company, Inc. and Talcott Resolution Life Insurance Company, (confidential portions of this exhibit have been redacted) (14)
(h)	Participation Agreements.
(h)(i)	AB Variable Products Series Fund(6)
(h)(i)(a) First Amendment to Agreement (2008)(6)
(h)(i)(b) Amendment to Agreement (No. 2)(8)
(h)(i)(c) Amendment to Agreement (No. 3)(8)
(h)(i)(d) Amendment to Agreement (No. 4)(8)
(h)(i)(e) Amendment to Agreement (No. 5) (2015)(8)
(h)(i)(f) Amendment to Agreement (No. 6) (2021)(12)
(h)(ii)	AIM/Invesco Variable Insurance Funds (1998)(6)
(h)(ii)(a) Amendments to Agreement (No. 1-5) (1998-2005)(7)
(h)(ii)(b) Amendment to Agreement (No. 6)(6)
(h)(ii)(c) Amendment to Agreement (No. 7) (2008)(7)
(h)(ii)(d) Amendment to Agreement (No. 8)(8)
(h)(ii)(e) Amendment to Agreement (No. 9)(8)
(h)(ii)(f) Amendment to Agreement (No. 10) (2015)(8)
(h)(ii)(g) Amendment to Agreement (No. 11) (2021)(12)
(h)(iii)	Davis Variable Account Fund, Inc. (1999) (including Addenda 1-2)** (as amended through 2008)(11)
(h)(iii)(a) Amendment to Participation Agreement (2020)(12)
(h)(iv)	Fidelity Variable Insurance Products Fund (including amendments 1-3)(6)
(h)(iv)(a) Amendment #4 to Agreement (2002)(6)
(h)(iv)(b) Amendment #5 to Agreement (2005)(6)
(h)(iv)(c) Amendment #6 to Agreement (2008)(6)
(h)(iv)(d) Amendment #7 to Agreement (2021)(12)
(h)(v)	Franklin Templeton (2002)(6)
(h)(v)(a) Amendment No. 1 (2004)(6)
(h)(v)(b) Amendment No. 2 (2007)(6)
(h)(v)(c) Amendment No. 3 (2008)(6)
(h)(v)(d) Amendment No. 4 (2013)(8)
(h)(v)(e) Amendment No. 5 (2015)(8)
(h)(v)(f) Amendment No.6 (2021)(12)
(h)(vi)	Gabelli Capital Series Funds, LLP (including first addendum-2001)(10)
(h)(vi)(a) Amendment to Participation Agreement (2021)(12)
(h)(vii)	Janus Aspen Series (institutional shares) (1999)(as amended through 2020)(12)
(h)(viii)	MFS Variable Insurance Trust** (2000) (as amended through 2008)(6)
(h)(viii)(a) Amendment to Participation Agreement (2020)(12)
(h)(ix)	The Prudential Series Fund, Inc. (2000) (as amended through 2020)(12)
(h)(x)	Value Line Funds Variable Trust (2003)(6)
(h)(x)(a) Amendment to Agreement (2008)(6)
(h)(x)(b) Amendment to Participation Agreement (2020)(12)
(h)(xi)	Victory Capital Management Inc. (2015)(9)
(h)(xi)(a) Amendment to Participation Agreement (2020)(12)
(i)	Amended and Restated Agreement for Services and Reimbursement Therefor, between The Guardian Life Insurance Company of America and The Guardian Insurance & Annuity Company, Inc.(2)
(j)	Not Applicable
(k)	Opinion and Consent of Counsel(1)
(l)	Consent of PricewaterhouseCoopers LLP(15)
(m)	Not Applicable
(n)	Not Applicable
(o)	Not Applicable
(p)(i)	Power of attorney executed by Dominique Baede (13)
(p)(ii)	Power of attorney executed by Carl Desrochers (13)
(p)(iii)	Power of attorney executed by Michael Ferik (13)
(p)(iv)	Power of attorney executed by Kevin Molloy (13)
(p)(v)	Power of attorney executed by Michael Slipowitz (13)

(1)	Incorporated by reference to the Registration Statement on Form N-4, (Reg. No. 333-21975), as initially filed on February 18, 1997.

(2)	Incorporated by reference to the Registration Statement on Form N-4, (Reg. No. 333-21975), as previously filed on August 1, 1997.

(3)	Incorporated by reference to Registration Statement on Form N-4 (Reg. No. 333-21975), as previously filed on August 27, 2001.

(4)	Incorporated by reference to Registration Statement on Form N-4 (Reg. No. 333-21975), as previously filed on April 29, 2015.

(5)	Not Applicable.

(6)	Incorporated by reference to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-6 filed by the Registrant on August 1, 2008 (File No. 333-151073; Accession No. 0001193125-08-163928)

(7)

Incorporated by reference to Pre-Effective Amendment No. 2 to the Registration Statement on Form N-6 filed by the Registrant on August 26, 2008 (File No. 333-151073; Accession No. 0001193125-08-184460)

(8)	Incorporated by reference Post-Effective Amendment No. 2 to the Registration statement on Form N-6 filed by the Registrant on April 24, 2015 (File No. 333-188304; Accession No. 0001193125-15-146150)

(9)

Incorporated by reference to Post-Effective Amendment No. 5 to the Registration statement on Form N-6 filed by the Registrant on April 25, 2017 (File No. 333-188304; Accession No. 0001193125-17-136515)

(10)

Incorporated by reference to Post-Effective Amendment No. 1 to the Registration Statement on Form N-6 filed by the Registrant on April 26, 2019 (File No. 333-222952; Accession Number 0001193125-19-122119)

(11)

Incorporated by reference to Post-Effective Amendment No. 7 to the Registration statement on Form N-6 filed by the Registrant on April 26, 2019 (File No. 333-151073; Accession No. 0001193125-19-122124)

(12)

Incorporated by reference to Post-Effective Amendment No. 30 to the Registration statement on Form N-4 filed by the Registrant on April 27, 2021 (File No. 333-21975; Accession No. 0001193125-21-134463)

(13)

Incorporated by reference to Post-Effective Amendment No. 32 to the Registration statement on Form N-4 filed by the Registrant on April 27, 2022 (File No. 333-21975; Accession No. 0001193125-22-123604)

(14)

Incorporated by reference to Post-Effective Amendment No. 33 to the Registration statement on Form N-4 filed by the Registrant on April 26, 2023 (File No. 333-21975; Accession No. 0001193125-23-118524)

(15)	Filed herewith

Item 28.	Directors and Officers of the Depositor

The following is a list of directors and principal officers of The Guardian Insurance & Annuity Company, Inc. (“GIAC”), the depositor of the Registrant.

THE GUARDIAN INSURANCE & ANNUITY COMPANY, INC.

DIRECTOR & OFFICER ROSTER

Name and Principal Business Address:	Positions and Offices with Depositor

Dominique Baede 10 Hudson Yards, New York, NY 10001	Director and President

Michael Ferik 100 First Stamford Place, Stamford, CT 06902	Director

Kevin Molloy 10 Hudson Yards, New York, NY 10001	Director

Michael Slipowitz 10 Hudson Yards, New York, NY 10001	Director & Corporate Chief Actuary

Nicholas Liolis 10 Hudson Yards, New York, NY 10001	Chief Investment Officer

Kermitt Brooks 10 Hudson Yards, New York, NY 10001	Chief Legal Officer

Harris Oliner 10 Hudson Yards, New York, NY 10001	Associate General Counsel, Corporate Secretary

Carl Desrochers 700 South Street, Pittsfield, MA 01201	Head of IM Finance and Actuarial

Jeff Butscher 6255 Sterner’s Way, Bethlehem, PA 18017	Chief Compliance Officer & Rule 38a-1 Chief Compliance Officer

Stuart Carlisle 100 Great Meadow Road, Wethersfield, CT 06109	Head of Product Fund Management

Kimberly Delaney Geissel 6255 Sterner’s Way, Bethlehem, PA 18017	Strategic Initiatives Executive

Debra Udicious 10 Hudson Yards, New York, NY 10001	Corporate Treasurer

John H. Walter 10 Hudson Yards, New York, NY 10001	Head of Asset Management Accounting & Mutual Fund Treasurer

Nahulan Ethirveerasingam 10 Hudson Yards, New York, NY 10001	Head of Annuity Product Management

Alex D. Borress 101 Crawfords Corner Rd. Holmdel, NJ 07733	Senior Lead Actuary, Head of Life & Annuity Pricing

Shawn P. McGrath 700 South Street, Pittsfield, MA 01201	Individual Markets Controller

Christian Mele 6255 Sterner’s Way, Bethlehem, PA 18017	Head of Annuity & PAS Operations and Customer Service

Mariana Slepovitch 10 Hudson Yards, New York, NY 10001	Senior Actuary, Corporate

Brian Hagan 10 Hudson Yards, New York, NY 10001	Anti-Money Laundering Officer

John J. Monahan 6255 Sterner’s Way, Bethlehem, PA 18017	Compliance Lead, Individual Markets

Item 29.	Persons Controlled by or under Common Control with Registrant

The following list sets forth the persons directly controlled by The Guardian Life Insurance Company of America (“Guardian Life”), the parent company of GIAC, the Registrant’s depositor.

Item 30.	Indemnification

The By-Laws of The Guardian Insurance & Annuity Company, Inc. provide that the Company shall, to the fullest extent legally permissible under the General Corporation Law of the State of Delaware, indemnify and hold harmless officers and directors of the Corporation for certain liabilities reasonably incurred in connection with such person’s capacity as an officer or director.

The Certificate of Incorporation of the Corporation includes the following provision:

No director of the Corporation shall be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director except for liability (i) for any breach of the director’s duty of loyalty to the Corporation or its stockholders; (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of the law; (iii) under Section 164 of the Delaware General Corporation Law, or (iv) for any transaction for which the director derived an improper personal benefit.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel, the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 31.	Principal Underwriters

(a) Park Avenue Securities LLC (“PAS”) is the principal underwriter of the Registrant’s variable annuity contracts.

In addition, PAS is the distributor of variable annuity and variable life insurance contracts currently offered by GIAC through its separate accounts, The Guardian/Value Line Separate Account, The Guardian Separate Account A, The Guardian Separate Account B, The Guardian Separate Account C, The Guardian Separate Account D, The Guardian Separate Account F, The Guardian Separate Account K, The Guardian Separate Account M, The Guardian Separate Account N, The Guardian Separate Account Q, The Guardian Separate Account R, Separate Account 1 and Separate Account 2 which are all registered as unit investment trusts under the 1940 Act.

(b) The following is a list of managers and principal officers of PAS.

PARK AVENUE SECURITIES LLC

MANAGER & OFFICER ROSTER

OFFICER	OFFICER TITLE

Marianne Caswell 10 Hudson Yards, New York, NY 10001	Board Manager & President

Michael Ferik 100 First Stamford Place, Stamford, CT 06902	Board Manager

Leyla Lesina 10 Hudson Yards, New York, NY 10001	Board Manager

Carl Desrochers 700 South Street, Pittsfield, MA 01201	Board Manager

Harris Oliner 10 Hudson Yards, New York, NY 10001	Associate General Counsel, Corporate Secretary

Carly Maher 10 Hudson Yards, New York, NY 10001	Head of Wealth Management Strategy and Business Operations

Michael Kryza 100 First Stamford Place Stamford, CT 06902	Head of Corporate Development

Joshua Hergan 10 Hudson Yards, New York, NY 10001	Assistant General Counsel

Thomas Drogan 10 Hudson Yards, New York, NY 10001	Chief Compliance Officer

Shawn McGrath 700 South Street, Pittsfield, MA 01201	Individual Markets Controller

George Oka 10 Hudson Yards, New York, NY 10001	Second Vice President, Strategic Initiatives

Allen Boggs 10 Hudson Yards, New York, NY 10001	Head of Supervision and Business Risk

Michael Ryniker 10 Hudson Yards, New York, NY 10001	Head of Operations

Robert D. Grauer 10 Hudson Yards, New York, NY 10001	Associate General Counsel, Assistant Corporate Secretary

Tyla Reynolds 10 Hudson Yards, New York, NY 10001	Assistant General Counsel, Assistant Corporate Secretary

Kyle Hooper 8 Lands End Drive, Greenboro, NC 27514	Senior Counsel, Assistant Corporate Secretary

Rose Burachio 10 Hudson Yards, New York, NY 10001	Assistant Corporate Secretary

Brian Hagan 101 Crawfords Corner Rd, Holmdel, PA 07733	Anti-Money Laundering Compliance Officer

(c) PAS, as the principal underwriter of the Registrant’s variable annuity contracts received, either directly or indirectly, the following commissions or other compensation from the Registrant during the last fiscal year:

Net Underwriting Discounts and Commissions	Compensation on Redemption or Annuitization	Brokerage Commissions	Compensation
N/A	N/A	N/A	N/A

Item 32.	Location of Accounts and Records

Most of the Registrant’s accounts, books and other documents required to be maintained by Section 31(a) of the 1940 Act and the rules promulgated thereunder are maintained by GIAC, the depositor, at its Customer Service Office Call Center, 6255 Sterner’s Way, Bethlehem, Pennsylvania 18017. Documents constituting the Registrant’s corporate records are also maintained by GIAC but are located at its Executive Office, 10 Hudson Yards New York, New York 10001.

Item 33.	Management Services

None.

Item 34.	Fee Representation

The Depositor, GIAC, hereby undertakes and represents that the fees and charges deducted under the contract, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by GIAC.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, The Guardian Separate Account E, certifies that it meets all of its requirements for effectiveness of this Post-Effective Amendment to the Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in New York, New York.

The Guardian Separate Account E (Registrant)

By:	/s/Patrick D. Ivkovich
Dominique Baede* President of The Guardian Insurance & Annuity Company, Inc.

Date:	4/26/2024

By:	THE GUARDIAN INSURANCE & ANNUITY COMPANY, INC. (Depositor)

By:	/s/Patrick D. Ivkovich
Dominique Baede* President of The Guardian Insurance & Annuity Company, Inc.

Date:	4/26/2024

*	Executed by Patrick D. Ivkovich as agent pursuant to power of attorney.

As required by the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed by the following directors and principal officers of The Guardian Insurance & Annuity Company, Inc. in the capacities and on the date indicated.

/s/Patrick D. Ivkovich Dominique Baede*	President & Director	Date: 4/26/2024

/s/Patrick D. Ivkovich Carl Desrochers*	Vice President & Chief Financial Officer	Date: 4/26/2024

/s/Patrick D. Ivkovich Michael N. Ferik*	Director	Date: 4/26/2024

/s/Patrick D. Ivkovich Kevin Molloy*	Director	Date: 4/26/2024

/s/Patrick D. Ivkovich Michael Slipowitz*	Senior Vice President, Corporate Chief Actuary & Director	Date: 4/26/2024

*	Executed by Patrick D. Ivkovich as agent pursuant to power of attorney.

Exhibit Index

Number	Description

(l)	Consent of PricewaterhouseCoopers LLP